UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a‑12
REVA Medical, Inc. (Name of Registrant as Specified in Its Charter)
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☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14(a)‑6(i)(1) and 0‑11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (sets forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

May 3, 2016

Dear Stockholders:

We cordially invite you to attend our Annual General Meeting of Stockholders, also referred to as the “AGM” or the “Annual Meeting.” The meeting will be held Thursday, 26 May 2016, at 10:30 a.m., Australian Eastern Standard Time (which is 5:30 p.m. Wednesday, May 25, 2016 U.S. Pacific Daylight Time), in the AGL Theatre in the Museum of Sydney, located at the corner of Phillip and Bridge Streets, Sydney, NSW 2000, Australia.

The matters to be acted upon are described in the accompanying Notice of 2016 Annual Meeting of Stockholders and Proxy Statement. Following the formal business of the meeting, management will provide an update on REVA’s operations; a copy of the management presentation will be posted on our website the day of the meeting.

All stockholders are invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, you are urged to vote or submit your Proxy Card or CHESS Depositary Interest (or “CDI”) Voting Instruction Form as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and Internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice of Annual Meeting of Stockholders or the Proxy Card or CDI Voting Instruction Form. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them to vote your shares.

We look forward to seeing you at our Annual Meeting.

Very Truly Yours,

/s/  Brian H. Dovey

Brian H. Dovey

Chairman of the Board

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS To Be Held 26 May 2016 (Australian Eastern Standard Time) May 25, 2016 (U.S. Pacific Daylight Time)

The 2016 Annual General Meeting (the “AGM” or “Annual Meeting”) of Stockholders of REVA Medical, Inc. will be held on 26 May 2016, at 10:30 a.m., Australian Eastern Standard Time (which is 5:30 p.m. on May 25, 2016 U.S. Pacific Daylight Time) at the AGL Theatre in the Museum of Sydney, located at the corner of Phillip and Bridge Streets, Sydney, NSW 2000, Australia, for the following purposes:

1.

To elect the two Class III directors named in the Proxy Statement to hold office for a term of three years and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
3.

For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.1A and for all other purposes, to approve the issuance of equity securities up to 10% of the issued capital of the company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement;

4.	To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2015, as set forth in the Proxy Statement;
5.

For purposes of ASX Listing Rule 10.17 and for all other purposes, to approve the increase in the total aggregate annual directors’ fees payable to all non-executive directors of the Company from US$300,000 to US$450,000, to be allocated among the directors in such proportions as determined by the Company’s Board of Directors;

6.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 11,800 options to purchase 11,800 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement;

7.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 11,800 options to purchase 11,800 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement;

8.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 11,800 options to purchase 11,800 shares of common stock to R. Scott Huennekens on the terms and conditions set forth in the Proxy Statement;

9.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 11,800 options to purchase 11,800 shares of common stock to Anne J. Keating on the terms and conditions set forth in the Proxy Statement;

10.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 11,800 options to purchase 11,800 shares of common stock to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement;

11.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 11,800 options to purchase 11,800 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement;

12.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 11,800 options to purchase 11,800 shares of common stock to Robert B. Thomas on the terms and conditions set forth in the Proxy Statement;

13.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement;

14.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement;

15.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,300 restricted stock units for 6,300 shares of common stock to R. Scott Huennekens on the terms and conditions set forth in the Proxy Statement;

16.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Anne J. Keating on the terms and conditions set forth in the Proxy Statement;

17.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement;

18.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement;

19.

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Robert B. Thomas on the terms and conditions set forth in the Proxy Statement; and,

20.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Our Board of Directors recommends that our stockholders vote “FOR” Proposals 1 through 20, except for Dr. Ross A. Breckenridge with respect to Proposals 5, 6, and 13 only; Brian H. Dovey with respect to Proposals 5, 7, and 14 only; R. Scott Huennekens with respect to Proposals 5, 8, and 15 only; Anne J. Keating with respect to Proposals 5, 9, and 16 only; Gordon E. Nye with respect to Proposal 5, 10, and 17 only; Robert B. Stockman with respect to Proposals 5, 11, and 18 only; and, Robert B. Thomas with respect to Proposals 5, 12 and 19 only, all of who abstain from making a recommendation on those Proposals due to their personal interests in those Proposals.

You are entitled to vote only if you were a REVA Medical, Inc. stockholder as of 4:30 p.m. on 8 April 2016 Australian Eastern Standard Time (which was 11:30 p.m. on April 7, 2016 U.S. Pacific Daylight Time), the Record Date for the Annual Meeting. The owners of common stock as of that date are entitled to vote at the Annual Meeting and any adjournments or postponements of the meeting. Record holders of CHESS Depositary Interests (or “CDIs”) as of the close of business on the Record Date, are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd (or “CDN”) to vote the shares underlying their CDIs by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with the instructions received via the CDI Voting Instruction Form or online.

For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 5751 Copley Drive, San Diego, California 92111, U.S.A.

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The Proxy Statement that accompanies and forms part of this Notice of Annual Meeting provides information in relation to each of the matters to be considered. This Notice of Annual Meeting and the Proxy Statement should be read in their entirety. If stockholders are in doubt as to how they should vote, they should seek advice from their legal counsel, accountant, solicitor, or other professional advisor prior to voting.

By order of the Board of Directors:

/s/  Katrina L. Thompson

Katrina L. Thompson

Chief Financial Officer and Secretary

IMPORTANT:  To ensure that your shares are represented at the meeting, please vote your shares (or, for CDI holders, direct CDN to vote your CDIs) via the Internet, by telephone, or by marking, signing, dating, and returning a Proxy Card or CDI Voting Instruction Form to the address specified. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.investorvote.com.au and may not vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS:

Our Proxy Statement and 2015 Annual Report on Form 10-K

are available at

www.envisionreports.com/RVA (for holders of shares)

and at

www.investorvote.com.au (for holders of CDIs)

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i

REVA MEDICAL, INC.
5751 Copley Drive, San Diego, California 92111, U.S.A.

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF STOCKHOLDERS
26 MAY 2016 (AUSTRALIAN EASTERN STANDARD TIME)

MAY 25, 2016 (U.S. PACIFIC DAYLIGHT TIME)

This Proxy Statement, along with a Proxy Card and/or CDI Voting Instruction Form,

is being made available to our stockholders and CDI holders on or about May 3, 2016

GENERAL INFORMATION

Why am I receiving these materials?

We have made these proxy materials available to you in connection with the solicitation by the Board of Directors (the “Board”) of REVA Medical, Inc. (the “Company” or “REVA”) of proxies to be voted at our 2016 Annual General Meeting of Stockholders (the “AGM” or “Annual Meeting”) to be held on 26 May 2016, at 10:30 a.m., Australian Eastern Standard Time (which is 5:30 p.m. on May 25, 2016 U.S. Pacific Daylight Time), at the AGL Theatre in the Museum of Sydney, and at any postponements or adjournments of the Annual Meeting. If you held shares of our common stock as of 4:30 p.m. on 8 April 2016 Australian Eastern Standard Time (which was 10:30 p.m. on April 7, 2016 U.S. Pacific Daylight Time), the Record Date for the Annual Meeting, you are invited to attend the Annual Meeting and vote on the proposals described below under the heading “On what proposals am I voting?” Those persons holding CHESS Depositary Interests (“CDIs”) are entitled to receive notice of and to attend the AGM and may instruct CHESS Depositary Nominees Pty Ltd. (“CDN”) to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

On what proposals am I voting?

There are 19 proposals scheduled to be voted on at the Annual Meeting:

1)

Election of the two Class III directors named in this Proxy Statement to hold office for a term of three years and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2)	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
3)	Approval of the issuance of equity securities up to 10% of the issued capital of the Company on the terms and conditions set forth in this Proxy Statement;
4)	Approval, on an advisory basis, of the compensation of the named executive officers for the fiscal year ended December 31, 2015, as set forth in this Proxy Statement;
5)

Approval of the increase in the total aggregate annual directors’ fees payable to all non-executive directors of the Company from US$300,000 to US$450,000, to be allocated among the directors in such proportions as determined by the Board;

6)	Approval of the grant of 11,800 options to purchase 11,800 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in this Proxy Statement;
7)	Approval of the grant of 11,800 options to purchase 11,800 shares of common stock to Brian H. Dovey on the terms and conditions set forth in this Proxy Statement;
8)	Approval of the grant of 11,800 options to purchase 11,800 shares of common stock to R. Scott Huennekens on the terms and conditions set forth in this Proxy Statement;
9)	Approval of the grant of 11,800 options to purchase 11,800 shares of common stock to Anne J. Keating on the terms and conditions set forth in this Proxy Statement;
10)	Approval of the grant of 11,800 options to purchase 11,800 shares of common stock to Gordon E. Nye on the terms and conditions set forth in this Proxy Statement;

11)	Approval of the grant of 11,800 options to purchase 11,800 shares of common stock to Robert B. Stockman on the terms and conditions set forth in this Proxy Statement;
12)	Approval of the grant of 11,800 options to purchase 11,800 shares of common stock to Robert B. Thomas on the terms and conditions set forth in this Proxy Statement;
13)	Approval of the award of 6,300 restricted stock units for 6,300 shares of common stock to Dr. Ross A. Breckenridge on the terms and conditions set forth in this Proxy Statement;
14)	Approval of the award of 6,300 restricted stock units for 6,300 shares of common stock to Brian H. Dovey on the terms and conditions set forth in this Proxy Statement;
15)	Approval of the award of 6,300 restricted stock units for 6,300 shares of common stock to R. Scott Huennekens on the terms and conditions set forth in this Proxy Statement;
16)	Approval of the award of 6,300 restricted stock units for 6,300 shares of common stock to Anne J. Keating on the terms and conditions set forth in this Proxy Statement;
17)	Approval of the award of 6,300 restricted stock units for 6,300 shares of common stock to Gordon E. Nye on the terms and conditions set forth in this Proxy Statement;
18)	Approval of the award of 6,300 restricted stock units for 6,300 shares of common stock to Robert B. Stockman on the terms and conditions set forth in this Proxy Statement; and,
19)	Approval of the award of 6,300 restricted stock units for 6,300 shares of common stock to Robert B. Thomas on the terms and conditions set forth in this Proxy Statement.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” all Proposals, except for:  Dr. Ross A. Breckenridge with respect to Proposals 5, 6, and 13 only; Brian H. Dovey with respect to Proposals 5, 7, and 14 only; R. Scott Huennekens with respect to Proposals 5, 8, and 15 only; Anne J. Keating with respect to Proposals 5, 9, and 16 only; Gordon E. Nye with respect to Proposal 5, 10, and 17 only; Robert B. Stockman with respect to Proposals 5, 11, and 18 only; and, Robert B. Thomas with respect to Proposals 5, 12 and 19 only. Each director abstains from making a recommendation on those specific Proposals due to his or her personal interest in those Proposals.

Our Board makes no recommendation with respect to Proposal 5 for the increase in the total aggregate annual director fees payable to all non-executive directors of the Company from US$300,000 to US$450,000 to be allocated between the directors in such proportions as determined by the Board, due to their personal interest in the Proposal.

Who is entitled to vote at the Annual Meeting?

If you were a holder of REVA common stock, either as a stockholder of record or as the beneficial owner of shares held in street name as of 4:30 p.m. on 8 April 2016 Australian Eastern Standard Time (which was 10:30 p.m. on April 7, 2016 U.S. Pacific Daylight Time), the Record Date for the Annual Meeting, you may vote your shares at the Annual Meeting. As of the Record Date, there were 42,535,986 shares of our common stock outstanding (equivalent to 425,359,860 CDIs assuming all shares of common stock were converted into CDIs on the Record Date). Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every ten (10) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially and held in street name.

What does it mean to be a “stockholder of record?”

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, you have the right to grant your voting proxy directly to REVA or to vote in person at the Annual Meeting. You may vote by Internet, telephone, or mail, as described below under the heading “How do I vote my shares of REVA common stock?” Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

What does it mean to beneficially own shares in “street name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker‑dealer, trust, custodian, or other similar organization. If this is the case, proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

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If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non‑vote”). Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy by Internet or telephone, as described below under the heading “How do I vote my shares of REVA common stock?”

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of one-third of the voting power of the issued and outstanding shares of our common stock entitled to vote generally in the election of directors must be present in person or represented by proxy. Abstentions and shares represented by “broker non‑votes” are counted for the purpose of determining the presence of a quorum. As of the Record Date, there were 42,535,986 shares of our common stock outstanding, and each share is entitled to one vote at the Annual Meeting.

What is the voting requirement to approve each of the proposals?

Subject to voting exclusion statements for a Proposal, the vote required to approve each Proposal is set forth below. Information on voting exclusion statements are set forth in the additional information provided for each Proposal.

Proposal 1 — Election of Directors

Directors are elected by a plurality of the votes, which means that the director nominees receiving the highest number of “FOR” votes will be elected. Neither abstentions nor broker non‑votes will count as a vote cast “FOR” or “AGAINST” a director nominee, and they will have no direct effect on the outcome of the election of directors.

Proposal 2 — Ratification of the Appointment of our Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 3 — Approval of the Issuance of up to 10% of the Issued Capital of the Company

The proposal to approve the issuance of equity securities of up to 10 percent of the issued capital of the Company requires the approval by at least 75 percent of the votes cast by shareholders entitled to vote on Proposal 3. Neither abstentions nor broker non-votes will count as a vote “FOR” or “AGAINST” this proposal.

Proposal 4 — Approval, on an Advisory Basis, of Executive Compensation

The proposal to approve, on an advisory basis, the compensation awarded to the named executive officers for the fiscal year ended December 31, 2015 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposal 5 — Approval of an Increase in the Total Aggregate Annual Directors’ Fees for Non-Executive Directors

The proposal to approve the increase to the total aggregate annual directors’ fees payable to all non-executive directors of the Company from US$300,000 to US$450,000 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

Proposals 6 through 12 — Approval of the Grant of Stock Options to Non‑Executive Directors

Each of the proposals to approve the grant of 11,800 options to purchase 11,800 shares of common stock under the 2010 Equity Incentive Plan, as amended, to each of the seven non-executive directors of the Company requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” these proposals. Broker non-votes will have no direct effect on the outcome of these proposals.

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Proposals 13 through 19— Approval of the Award of Restricted Stock Units to Non‑Executive Directors

Each proposal to approve the award of 6,300 restricted stock units for 6,300 shares of common stock under the 2010 Equity Incentive Plan, as amended, to each of the seven non-executive directors of the Company requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” these proposals. Broker non-votes will have no direct effect on the outcome of these proposals.

Voting exclusion statement:

The Company will disregard any votes cast on Proposal 3 by:

•	a person who may participate in the proposed issue of any securities under the additional 10% placement capacity that is the subject of this Proposal;
•	a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares of our common stock, if Proposal 3 is passed; and,
•	any associate of those persons.

The Company will disregard any votes cast on Proposal 5 by any director or by any associate of any director of REVA.

The Company will disregard any votes cast on Proposals 6 through 19 by each director that has a personal interest in the proposal and by any associate of such a director that has a personal interest in a proposal.

However, the Company need not disregard a vote cast on Proposal 3 or Proposals 5 through 19 if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

How do I vote my shares of REVA common stock?

If you are a stockholder of record, you can vote in the following ways:

•

By Internet:  by following the Internet voting instructions included in the Notice of Annual Meeting of Stockholders at any time up until 4:30 p.m. on 24 May 2016 Australian Eastern Standard Time (which is 11:30 p.m. on May 23, 2016 U.S. Pacific Daylight Time).

•

By Telephone:  by following the telephone voting instructions included in the Notice of Annual Meeting of Stockholders at any time up until 4:30 p.m. on 24 May 2016 Australian Eastern Standard Time (which is 11:30 p.m. on May 23, 2016 U.S. Pacific Daylight Time).

•

By Mail:  by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre‑addressed reply envelope. The proxy card must be received prior to the Annual Meeting.

If your shares are held through a benefit or compensation plan or in street name, your plan trustee or your bank, broker, or other nominee should give you instructions for voting your shares. In these cases, you may vote by Internet, telephone, or mail by submitting a Voting Instruction Form.

If you satisfy the admission requirements to the Annual Meeting, as described below under the heading “How do I attend the Annual Meeting?” you may vote your shares in person at the meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting. Shares held through a benefit or compensation plan cannot be voted in person at the Annual Meeting.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every ten (10) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Annual Meeting by voting online at www.investorvote.com.au, or by returning the CDI Voting Instruction Form to Computershare, the agent we designated for the collection and processing of voting instructions from our CDI holders, no later than 4:30 p.m. on 24 May 2016 Australian Eastern Standard Time (which is 11:30 p.m. on May 23, 2016 U.S. Pacific Daylight Time) in accordance with the

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instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•	informing REVA that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the meeting; or
•

converting their CDIs into a holding of shares of REVA’s common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the record date for the meeting.

As holders of CDIs will not appear on REVA’s share register as the legal holders of the shares of common stock, they will not be entitled to vote at our stockholder meetings unless one of the above steps is undertaken.

How do I attend the Annual Meeting?

Admission to the Annual Meeting is limited to REVA stockholders and CDI holders, one member of their immediate families, or their named representatives. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government‑issued photo identification (e.g., driver’s license or passport) to gain admission to the meeting. Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the meeting.

To register to attend the Annual Meeting, please contact REVA’s investor relations as follows:

•	by e‑mail at IR@revamedical.com;
•	by phone at (858) 966-3045 in the U.S. or at +61 2 9237 2800 in Australia;
•	by fax to (858) 966-3089; or
•	by mail to Investor Relations at 5751 Copley Drive, San Diego, California 92111, U.S.A.

Please include the following information in your request:

•	your name and complete mailing address;
•	whether you require special assistance at the meeting;
•	if you will be naming a representative to attend the meeting on your behalf, the name, complete mailing address, and telephone number of that individual;
•

proof that you own shares of REVA’s common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage, Computershare, or other account statement; or, a photocopy of a holding statement); and,

•	the name of your immediate family member guest, if one will accompany you.

What does it mean if I receive more than one Notice of Annual Meeting of Stockholders?

It generally means you hold shares registered in multiple accounts. To ensure that all your shares are voted, please submit proxies or voting instructions for all of your shares.

May I change my vote or revoke my proxy?

Yes.

If you are a stockholder of record, you may change your vote or revoke your proxy by:

•	filing a written statement to that effect with our Corporate Secretary at or before the taking of the vote at the Annual Meeting;
•

voting again via the Internet or telephone at a later time before the closing of those voting facilities at 4:30 p.m. on 24 May 2016 Australian Eastern Standard Time (which is 11:30 p.m. on May 23, 2016 U.S. Pacific Daylight Time);

•	submitting a properly signed proxy card with a later date that is received at or prior to the Annual Meeting; or,

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•	attending the Annual Meeting, revoking your proxy, and voting in person.

The written statement or subsequent proxy should be delivered to REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A., Attention:  Corporate Secretary, or hand delivered to the Corporate Secretary, before the taking of the vote at the Annual Meeting. If you are a beneficial owner and hold shares through a broker, bank, or other nominee, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank, or other nominee) giving you the right to vote the shares.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare, no later than 4:30 p.m. on 24 May 2016 Australian Eastern Standard Time (which is 11:30 p.m. on May 23, 2016 U.S. Pacific Daylight Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Could other matters be decided at the Annual Meeting?

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the Annual Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Who will pay for the cost of soliciting proxies?

We will pay the cost of soliciting proxies, including the cost of preparing and mailing proxy materials. Proxies may be solicited on our behalf by directors, officers, or employees (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission.

If we hire soliciting agents, we will pay them a reasonable fee for their services. We will not pay directors, officers, or other regular employees any additional compensation for their efforts to supplement our proxy solicitation. We anticipate that banks, brokerage houses, and other custodians, nominees, and fiduciaries may forward soliciting material to the beneficial owners of shares of common stock entitled to vote at the Annual Meeting and that we will reimburse those persons for their out‑of‑pocket expenses incurred in this connection.

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PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, our stockholders will be asked to elect the two directors nominated for election as Class III directors. Our Board of Directors currently consists of seven members and is divided into three classes; Class I and Class III comprise two directors each and Class II comprises three directors. The directors in each class serve three‑year terms and in each case until their respective successors are duly elected and qualified. On January 27, 2016, the Board unanimously nominated Dr. Ross A. Breckenridge and Robert B. Stockman, the current Class III directors whose terms expire at the Annual Meeting, for re-election at the 2016 Annual Meeting.

If elected, the two directors nominated as Class III directors will serve until the Company’s annual meeting of stockholders in 2019, and in each case until their successors are elected and qualified, or until their earlier resignation or removal. Both nominees have indicated their willingness to serve if elected, but if either should be unable to serve or for good cause will not serve, the shares represented by proxies may be voted for a substitute as REVA may designate, unless a contrary instruction is indicated in the proxy.

Vote Required for Approval

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected as Class III directors. Abstentions and broker non‑votes are not counted as votes cast with respect to that director, and will have no direct effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITOR

The audit committee has selected Grant Thornton LLP as the Company’s independent registered public accounting firm (the “independent auditor”) to audit our financial statements for the fiscal year ending December 31, 2016. We are asking our stockholders to ratify the appointment of Grant Thornton LLP as our independent auditor because we value our stockholders’ views on the Company’s independent auditor even though the ratification is not required by our bylaws or otherwise. If our stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain Grant Thornton LLP as our independent auditor or whether to consider the appointment of a different firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent auditor at any time during the fiscal year ending December 31, 2016.

A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required for Approval

Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative vote of a majority of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE RATIFICATION OF OUR APPOINTMENT OF GRANT THORNTON LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2016.

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PROPOSAL 3 — ISSUANCE OF SECURITIES OF UP TO 10% OF OUR ISSUED CAPITAL

Introduction

We are a U.S. public reporting company listed on ASX and, therefore, are required to comply with the U.S. federal securities laws and the ASX Listing Rules. We are seeking stockholder approval for the potential issuance of securities in the future solely for purpose of ASX Listing Rules, as further described below.

ASX Listing Rule 7.1 allows a company to issue a maximum of 15 percent of its issued capital in any 12-month period without obtaining stockholder approval. In accordance with ASX Listing Rule 7.1A, eligible companies can issue a further 10 percent of their issued capital over a 12-month period (the “Placement Securities”) without obtaining stockholder approval for the individual issues, provided that stockholder approval is obtained at the company’s annual meeting (and the company is an “eligible entity” at the time of the annual meeting). The Company is an “eligible entity” as of the date of this Proxy Statement.

Under ASX Listing Rule 7.1A, the Placement Securities must be in the same class as an existing quoted class of equity securities of the Company. As of the date of this Proxy Statement, the Company has only one quoted class of equity securities on issue, namely common stock, traded in the form of CDIs on the ASX.

The purpose of this Proposal 3 is to provide us with flexibility to meet future business and financial needs. We believe that it is advantageous for us to have the ability to act promptly with respect to potential opportunities and that approval of the issuance of the Placement Securities is desirable in order to have the securities available, as needed, for possible future financing transactions, strategic transactions, or other general corporate purposes that are determined by our board to be in the Company’s best interests.

Approval of this Proposal 3 would enable us to issue shares of common stock or CDIs without the expense and delay of holding a meeting of stockholders, except as may be required by applicable law or regulations. The cost, prior notice requirements, and delay involved in obtaining stockholder approval at the time a corporate action may become necessary could eliminate the opportunity to effect the action or could reduce the expected benefits.

If approved, subject to the limitations described below with respect to the additional 10 percent placement capacity, we will generally be permitted to issue up to 25 percent of our issued and outstanding capital without any further stockholder approval, unless such stockholder approval is required by applicable law, the rules of ASX, or the rules or another stock exchange on which our securities may be listed. Currently, we have no definitive plans, understandings, agreements, or arrangements to issue securities for any purpose, other than equity awards under our 2010 Equity Incentive Plan. We believe that the adoption of this Proposal 3 will enable us to promptly and appropriately respond to business opportunities or to raise additional equity capital. Our board of directors will determine the terms of any issuance of securities in the future.

The Company is seeking stockholder approval to have the ability to issue Placement Securities under ASX Listing Rule 7.1A. The exact number of Placement Securities that may be issued by the Company under ASX Listing Rule 7.1A will be determined in accordance with the formula prescribed in ASX Listing Rule 7.1A.2, as follows:

(A x D) - E

A =	Number of fully paid ordinary securities on issue 12 months before the date of issue or agreement:
•	plus the number of fully paid ordinary securities issued during the 12 months under an exception in ASX Listing Rule 7.2;
•	plus the number of partly paid ordinary securities that became fully paid during the 12 months;
•	plus the number of fully paid ordinary securities issued during the 12 months with stockholder approval under ASX Listing Rules 7.1 or 7.4; and,
•	less the number of fully paid ordinary securities cancelled during the 12 months.
D =	10%
E =

Number of equity securities issued or agreed to be issued under Listing Rule 7.1A.2 in the 12 months before the date of issue or agreement to issue that are not issued with stockholder approval under ASX Listing Rules 7.1 or 7.4.

If passed, Proposal 3 will allow our board of directors to issue up to an additional 10 percent of the Company’s issued capital during the 12-month period following the date of the annual meeting without requiring further stockholder approval. This is in addition to the 15 percent annual placement capacity provided in ASX Listing Rule 7.1.

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As of the date of this Proxy Statement, the Company has no specific plans to issue Placement Securities under ASX Listing Rule 7.1A.

As required by ASX Listing Rule 7.3A, the following information is provided in relation to this Proposal 3:

(a)

ASX Listing Rule 7.3A.1 – The minimum price at which Placement Securities may be issued pursuant to approval under ASX Listing Rule 7.1A will be no less than 75% of the volume weighted average price of the Company’s CDIs calculated over the 15 trading days on which trades in that class were recorded immediately before:

•	the date on which the issue price of the Placement Securities is agreed; or
•	if Placement Securities are not issued within 5 trading days of the date on which the issue price is agreed, the date on which Placement Securities are issued.

In accordance with ASX Listing Rules, if the Placement Securities are issued for non-cash consideration, the Company will provide a valuation to the market that demonstrates the non-cash consideration issue price of the Placement Securities complies with ASX Listing Rule 7.3A.

(b)

ASX Listing Rule 7.3A.2 – If stockholders approve Proposal 3 and the Company issues Placement Securities under ASX Listing Rule 7.1A, the existing stockholders of the Company face the risk of economic and voting dilution as a result of the issue of Placement Securities, to the extent that such Placement Securities are issued, including the risk that:

•	the market price for Placement Securities may be significantly lower on the issue date than on the date of the approval under ASX Listing Rule 7.1A; and
•	Placement Securities may be issued at a price that is at a discount to the market price for those securities on the issue date.

The following table describes the potential dilution to existing stockholders on the basis of three different issue prices and values for variable ‘A’ in the formula in ASX Listing Rule 7.1A.2. The prices and values set out in the table are examples only and include scenarios prescribed by the ASX Listing Rules. Accordingly, they provide no indication of the actual market price of the Company’s CDIs or the price at which issues of Placement Securities under ASX Listing Rule 7.1A will be made (assuming Proposal 3 is approved by stockholders).

Variable ‘A’ in Listing Rule 7.1A.2	Effect	Dilution
		Issue price of A$0.55 (50% of the current market price of the Company’s CDIs)	Issue price of A$1.10 (current market price of the Company’s CDIs)	Issue price of A$2.20 (100% increase in the market price of the Company’s CDIs)

425,359,860 CDIs (6) (current variable ‘A’)	10% Voting Dilution	42,535,986 CDIs	42,535,986 CDIs	42,535,986 CDIs
	Funds raised	A$23,394,792	A$46,789,585	A$93,579,169

638,039,790 CDIs (6) (50% increase in variable ‘A’)	10% Voting Dilution	63,803,979 CDIs	63,803,979 CDIs	63,803,979 CDIs
	Funds raised	A$35,092,188	A$70,184,377	A$140,368,754

850,719,720 CDIs (6) (100% increase in variable ‘A’)	10% Voting Dilution	85,071,972 CDIs	85,071,972 CDIs	85,071,972 CDIs
	Funds raised	A$46,789,585	A$93,579,169	A$187,158,338

_______________

The above table has been prepared based on the following assumptions:

(1)	The Company issues (as CDIs) the maximum number of Placement Securities available under the 10% placement capacity prescribed by ASX Listing Rule 7.1A.
(2)	No options are exercised before the date of issue of Placement Securities under ASX Listing Rule 7.1A.
(3)	The 10% voting dilution reflects the aggregate percentage dilution against the issued share capital at the time of issue. This is why the voting dilution is shown in each example as 10%.
(4)	The table shows only the effect of issues of Placement Securities under ASX Listing Rule 7.1A, not under the Company’s 15% placement capacity under ASX Listing Rule 7.1.
(5)	The issue price of A$1.10 is the closing price of the Company’s CDIs on ASX on April 7, 2016.
(6)	Assuming all shares of common stock are held as CDIs.
(c)

ASX Listing Rule 7.3A.3 – The date Placement Securities must be issued by (assuming Proposal 3 is approved by stockholders) is the date that is 12 months after the date of the Company’s 2016 annual general meeting (i.e., May 25, 2017) unless the Company approves a transaction under ASX Listing Rule 11.1.2 (a significant change to the nature or scale of the Company’s activities) or ASX Listing Rule 11.2 (disposal of the Company’s main undertaking), in which case the ASX Listing Rule 7.1A approval under Proposal 3 will fall away on the date of Stockholder approval for the relevant transaction.

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(d)

ASX Listing Rule 7.3A.4 – The Placement Securities will be issued for the purpose of funding the Company’s operations, including research and development, preclinical and clinical studies, commercial process development, and sales and marketing related to commercialization. The Company does not intend to issue any of the Placement Securities for non-cash consideration; however, a valuation report would be provided in relation to any securities that were to be issued for non-cash consideration.

(e)

ASX Listing Rule 7.3A.5 – The Company’s allocation policy for issues of Placement Securities pursuant to approval under this Proposal 3 will depend on prevailing market conditions and the Company’s circumstances at the time of any proposed issue. The form and timing of any issue of Placement Securities under ASX Listing Rule 7.1A and the identity of the allottees of Placement Securities will be determined on a case by case basis having regard to any one or more of the following:

•	the methods of raising funds available to the Company including, but not limited to, rights issues or other issues in which existing stockholders of the Company can participate;
•	the effect of the issue of Placement Securities on the control of the Company;
•	the financial situation of the Company; and,
•	advice from any one or more of the Company’s professional advisers.

Allottees for the purposes of the issue of Placement Securities under ASX Listing Rule 7.1A have not been determined as at the date of this Proxy Statement but may include existing substantial stockholders and/or new stockholders who are not related parties or associates of a related party of the Company. In addition, if the Company is successful in acquiring new assets or investments, it is possible that allottees for the purpose of the issue of Placement Securities under ASX Listing Rule 7.1A will be or include vendors of the new assets or investments.

As of the date of this Proxy Statement, the Company has not formed an intention as to the parties which it may approach to participate in an issue of Placement Securities under ASX Listing Rule 7.1A including whether such an issue would be made to existing stockholders or to new investors.

(f)

ASX Listing Rule 7.3A.6 – The Company previously obtained stockholder approval under ASX Listing Rule 7.1A, most recently at its 2014 Annual Meeting on 13 May 2014. The Company has not issued any securities pursuant to that ASX Listing Rule 7.1A approval, which expired on 13 May 2015.

Voting Exclusion Statement

The Company will disregard any votes cast in respect of Proposal 3 by a person who may participate in the proposed issue of any Placement Securities and a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares, if Proposal 3 is passed, and any associates of those persons. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

As at the date of this Proxy Statement, the Company has no specific plans to issue Placement Securities under ASX Listing Rule 7.1A and therefore it is not known who, if any, may participate in a potential issue of Placement Securities, if any, under ASX Listing Rule 7.1A. Accordingly, as at the date of this Proxy Statement, the Company is not aware of any person who would be excluded from voting on this Proposal 3.

Vote required and Board of Directors Recommendation

Under ASX Listing Rule 7.1A, Proposal 3 is required to be passed as a special resolution for the purposes of the ASX Listing Rules, which means that it must be approved by at least 75 percent of the votes cast by stockholders entitled to vote on Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE ISSUANCE OF SECURITIES OF UP TO 10% OF THE ISSUED CAPITAL OF THE COMPANY.

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PROPOSAL 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors is providing stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers in accordance with the rules of the SEC. This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our named executive officers.

The Say on Pay vote is advisory, and therefore not binding on the compensation committee or the Board. Although the vote is non‑binding, the compensation committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation programs.

We design our executive compensation programs to implement our core objectives of providing competitive pay, pay for performance, and alignment of management’s interests with the interests of long‑term stockholders. Stockholders are encouraged to read the “Compensation Discussion and Analysis” section of this Proxy Statement for a more detailed discussion of how our compensation programs reflect our core objectives.

We believe stockholders should consider the following key aspects of executive compensation with respect to our named executive officers when voting on this proposal:

•	base salaries in fiscal year 2015 increased 3.0% for executives, as compared to the 2014 base salaries;
•

in addition to base salaries, the executives have a potential for cash bonuses and equity awards that would comprise a significant percentage of total compensation. The bonuses awarded for 2015 were determined on a discretionary basis in consideration of the Company’s clinical achievements during 2015;

•	the Company grants long-term equity awards that link the interests of our executives with those of our stockholders; and,
•	our compensation programs were reviewed by the compensation committee and determined not to create inappropriate or excessive risk that is likely to have a material adverse effect on the Company.

Recommendation

The Board believes the Company’s executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the stockholders of REVA Medical, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.”

Approval of the Say on Pay proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non‑votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION.

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PROPOSAL 5 — increase in THE non-executive director FEE POOL

Under the Company’s Independent Director Compensation Policy, which was adopted in 2010 when the size of our Board was six members, non‑executive directors are compensated for their services on our Board. Each non‑executive director receives an annual fee of US$35,000 and the Chair of each committee receives an additional annual fee of US$5,000. Fees are paid quarterly. The remuneration to our continuing non-executive directors for the year ended December 31, 2015 is disclosed in the “Non-Executive Director Compensation” section below. The securities received during the three preceding years by our non-executive directors under ASX Listing Rules 10.11 and 10.14, with the approval of our stockholders, are presented in the “Non-Executive Director Compensation” section below.

Since the fee structure has not been adjusted during the past five years, our Compensation Committee engaged Radford to conduct a benchmarking study of director compensation. After reviewing the Radford study results and upon recommendation of the Compensation Committee, the Board proposed to increase fees payable to non-executive directors in accordance with the Radford study, subject to obtaining stockholder approval, with the total maximum aggregate annual fees payable to all non-executive directors of the Company to be increased from US$300,000 to US$450,000 (“Proposed Maximum Amount”). On an individual Board member basis, the proposed fee increases are as follows; each individual director will not be compensated above these levels:

•	Annual base fees payable to each non-executive director will be increased to US$40,000 (previously was US$35,000);
•

The non-executive chairman of the Board will receive a US$25,000 annual fee in addition to the annual base fee he receives as a non-executive director (chairman did not previously receive an additional annual fee);

•

Audit committee chair fee will increase to US$15,000, compensation committee chair fee will increase to $US$10,000, and the nominating and corporate governance committee chair fee will increase to US$7,500 (previously, each chair fee was US$5,000); and,

•

Audit committee member (other than chair) fee will be US$7,500, compensation committee member (other than chair) fee will be US$5,000, and nominating and corporate governance committee member (other than chair) fee will be $3,750 (previously, committee members did not receive a committee fee).

The proposed increases are necessary to provide the Company the ability to attract and retain directors with appropriate experience and integrity as the Company prepares for commercialization. Additionally, in the event an additional member is appointed to the Board, the Company needs to latitude to compensate such a director.

The current size of our Board is seven members and the current aggregate annual fees available for remuneration of non-executive directors is US$300,000 per annum, as approved by our shareholders at the 2015 Annual Meeting held 28 May 2015. Accordingly, if the Proposed Maximum Amount is approved, there would be an additional US$150,000 available each year for non-executive director fees.

ASX Listing Rule 10.17 provides that prior stockholder approval must be obtained for any proposed increase to the total aggregate directors' fees payable to the Company's non-executive directors. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.17, and for all other purposes, to increase the total aggregate annual directors' fees payable to all non-executive directors of the Company from US$300,000 to a maximum of US$450,000, to be payable to the non-executive directors in accordance with the fee schedule set forth above, effective July 1, 2016.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 5 by the directors of REVA or any associate of the directors of REVA. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

Vote Required for Approval

Approval of Proposal 5 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 5

DUE TO THEIR PERSONAL INTERESTS IN THE PROPOSAL. STOCKHOLDERS SHOULD JUDGE

FOR THEMSELVES WHETHER OR NOT THE DIRECTOR FEE INCREASE SHOULD BE APPROVED.

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PROPOSALS 6 through 12 — STOCK OPTION GRANTS TO NON‑EXECUTIVE DIRECTORS

Introduction

On January 28, 2016, our Board of Directors, upon the recommendation of the compensation committee, approved the grant of an aggregate 82,600 options to purchase 82,600 shares of our common stock (the “Options”) under the REVA Medical, Inc. 2010 Equity Incentive Plan, as amended, (the “Plan”) in the amounts of 11,800 Options to each of the seven non-executive directors of the Company (the “non‑executive directors”), subject to obtaining stockholder approval for each grant at the 2016 Annual Meeting as required by the ASX Listing Rules. The Board also approved the award of restricted stock units (“RSUs”) to the non-executive directors, as discussed in Proposals 13 through 19 below.

The aggregate market value of the shares issuable on exercise of the Options proposed for grant to the non‑executive directors is US$680,610 (or US$97,230 per each non-executive director) based on the ASX closing price of our CDIs and exchange rate on 8 April 2016 (Australian Time). As of 8 April 2016, the Company had a total of 1,381,820 options reserved for issuance for employees and non‑executive directors. Proposals 6 through 12 recommend the issuance of Options to non‑executive directors that constitute approximately 6.0 percent of the total number of stock options reserved for issuance.

Approvals

Our CHESS Depositary Interests (“CDIs”), each representing one-tenth of a share of our common stock, are listed on the Australian Securities Exchange (“ASX”). ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the Options to the non‑executive directors of the Company as described below.

Principal Terms of the Options

If Proposals 6 through 12 (inclusive) are approved by stockholders, the Options will be issued to the non‑executive directors as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting. The Options to be issued to each of the non‑executive directors will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the Options.
(b)

Exercise Price:  The exercise price of the Options will be equal to the closing price of the Company’s CDIs on the ASX on the date of grant, as converted to US dollars. Any vested Options will be exercisable; unvested Options will not be exercisable. Upon exercise, each option will entitle the non-executive director to receive one share of REVA’s common stock.

(c)

Vesting Conditions:  The Options are scheduled to vest in equal quarterly installments over a 12-month period beginning on the three-month anniversary of the grant date. There are no performance conditions or other requirements attaching to the Options, other than the requirement that the non‑executive director to whom they are granted continue to be a director of the Company at each relevant vesting date.

(d)	Lapsing of Options: The Options will lapse in circumstances where:
(i)	the Options have been exercised or otherwise settled;
(ii)	the non‑executive director ceases to be a director of the Company;
(iii)	there has been a change in control event (as defined in the Plan); or,
(iv)	the Options have not been exercised by the tenth anniversary of the date of grant.

As required by ASX Listing Rule 10.15A, the following information is provided for Proposals 6 through 12. The maximum aggregate number of Options that may be granted under Proposals 6 through 12 is 82,600 Options, comprising:

•	11,800 Options to Dr. Ross A. Breckenridge;
•	11,800 Options to Brian H. Dovey;
•	11,800 Options to R. Scott Huennekens;
•	11,800 Options to Anne J. Keating;
•	11,800 Options to Gordon E. Nye;
•	11,800 Options to Robert B. Stockman; and,
•	11,800 Options to Robert B. Thomas.

-  13  -

Upon exercise, each Option will entitle the relevant non‑executive director to receive one share of REVA’s common stock. No loans have been or will be made by the Company to any non‑executive director in connection with the acquisition or exercise of Options or the underlying shares of common stock.

The securities received by our directors during the past three years under ASX Listing Rule 10.14 are presented in the “Non-Executive Director Compensation” section below. Our directors did not receive options or any other equity awards under the Plan subsequent to the date of our 2015 Annual Meeting.

All of our directors are entitled to participate in the Plan. Details of any securities issued under the Plan will be published in the Company’s Annual Report relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional persons who become entitled to participate in the Plan after approval of Proposals 6 through 12 and who are not named in this Proxy Statement will not participate until any applicable approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposals 6 through 12 by the directors of REVA or any associate of the directors of REVA. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

Vote Required for Approval

Approval of Proposals 6 through 12 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” a proposal. Broker non-votes will have no direct effect on the outcome of these proposals.

EXCLUDING Dr. Ross A. Breckenridge (Proposal No. 6), Brian H. Dovey (Proposal No. 7),

R. Scott Huennekens (Proposal No. 8), Anne J. Keating (Proposal No. 9), Gordon E. Nye

(Proposal No. 10), Robert B. Stockman (Proposal No. 11), and Robert B. Thomas (Proposal No. 12)

WHO DO NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL IN PARENTHESIS

AFTER THEIR NAME DUE TO THEIR PERSONAL INTEREST IN THAT PROPOSAL,

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE APPROVAL OF the stock option grants to the non-executive directors as contained in PROPOSALS 6 through 12 (INCLUSIVE).

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PROPOSALS 13 through 19 —RSU AWARDS TO NON‑EXECUTIVE DIRECTORS

Introduction

On January 28, 2016, our Board of Directors, upon the recommendation of the compensation committee, approved the award of an aggregate 44,100 restricted stock units for 44,100 shares of common stock (the “RSUs”) under our 2010 Equity Incentive Plan, as amended, (the “Plan”) in the amounts of 6,300 RSUs to each of the seven non-executive directors of the Company (the “non‑executive directors”) as described below, subject to obtaining stockholder approval for each award at the 2016 Annual Meeting as required by the ASX Listing Rules. The Board also approved the grant of stock options to the non-executive directors as discussed in Proposals 6 through 12 above.

The aggregate market value of the shares underlying the RSUs proposed for award to the non‑executive directors is US$363,370 (or US$51,910 per each non-executive director) based on the closing price of our CDIs on the ASX and exchange rate on 8 April 2016 (Australian Time). As of 8 April 2016, the Company had a total of 1,381,820 securities reserved for issuance to employees and non‑executive directors. Proposals 13 through 19 recommend the award of RSUs to the non‑executive directors that constitute approximately 3.2 percent of the total number of securities reserved for issuance.

Approvals

Our CHESS Depositary Interests (“CDIs”), each representing one-tenth of a share of our common stock, are listed on the Australian Securities Exchange (“ASX”). ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the award of the RSUs to each of the non‑executive directors of the Company as described below.

Principal Terms of the Restricted Stock Units

If Proposals 13 through 19 (inclusive) are approved by stockholders, the RSUs will be issued to the non‑executive directors as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting. The RSUs to be issued to each of the non‑executive directors will be issued on the following terms and conditions:

(a)	Issue Price: There is no consideration payable for the award, or upon vesting, of the RSUs.
(b)

Vesting Conditions:  The RSUs are scheduled to vest on the earlier of (i) one year from the date of award or (ii) the day prior to our 2017 Annual Meeting. There are no performance conditions or other requirements attaching to the RSUs, other than the requirement that the non-executive director to whom they are awarded be a director of the Company on the vesting date.

(c)	Issuance of Common Stock: Upon vesting, the RSUs will be settled by issuance of the same number of shares of the Company’s common stock.
(d)

Restrictions on Transfer of RSUs:  Prior to vesting, the RSUs may not be transferred, sold, exchanged, assigned, encumbered, or subjected to garnishment, except by transfer through a will or the laws of descent and distribution.

(e)	Lapsing of RSUs: The RSUs will lapse in circumstances where:
(i)	the RSUs have been settled with issuance of the Company’s common stock;
(ii)	the non‑executive director ceases to be a director of the Company; or,
(iii)	there has been a change in control event (as defined in the Plan).

As required by ASX Listing Rule 10.15A, the following information is provided for Proposals 13 through 19. The maximum aggregate number of RSUs that may be awarded under Proposals 13 through 19 is 44,100 RSUs, comprising:

•	6,300 RSUs to Dr. Ross A. Breckenridge;
•	6,300 RSUs to Brian H. Dovey;
•	6,300 RSUs to R. Scott Huennekens;
•	6,300 RSUs to Anne J. Keating;
•	6,300 RSUs to Gordon E. Nye;
•	6,300 RSUs to Robert B. Stockman; and,
•	6,300 RSUs to Robert B. Thomas.

Upon vesting, each RSU will entitle the relevant non‑executive director to receive one share of REVA’s common stock.

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No loans have been or will be made by the Company to any non‑executive director in connection with the acquisition common stock or the vesting of RSUs.

The securities received by our directors during the past three years under ASX Listing Rule 10.14 are presented in the “Non-Executive Director Compensation” section below. Our directors did not receive options or any other equity awards pursuant to the Plan subsequent to the date of our 2015 Annual Meeting.

All of our directors are entitled to participate in the Plan. Details of any securities issued under the Plan will be published in the Company’s Annual Report relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional persons who become entitled to participate in the Plan after approval of Proposals 13 through 19 and who are not named in this Proxy Statement will not participate until any applicable approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposals 13 through 19 by the directors of REVA or any associate of the directors of REVA. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required for Approval

Approval of Proposals 13 through 19 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” a proposal. Broker non-votes will have no direct effect on the outcome of these proposals.

EXCLUDING Dr. Ross A. Breckenridge (Proposal No. 13), Brian H. Dovey (Proposal No. 14),

R. Scott Huennekens (Proposal No. 15), Anne J. Keating (Proposal No. 16), Gordon E. Nye

(Proposal No. 17), Robert B. Stockman (Proposal No. 18), and Robert B. Thomas (Proposal No. 19)

WHO DO NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL IN PARENTHESIS

AFTER THEIR NAME DUE TO THEIR PERSONAL INTEREST IN THAT PROPOSAL,

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” THE APPROVAL OF the RSU AWARDS to NON-executive

directors as contained in PROPOSALS 13 through 19 (INCLUSIVE).

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BOARD OF DIRECTORS INFORMATION

Overview

Our Company is incorporated in the State of Delaware and, as a result, the rights of our stockholders are governed by the Delaware General Corporation Law. Our stock is traded in the form of CHESS Depositary Interests (or “CDIs”) on the Australian Securities Exchange (the “ASX”).

Nominees for Election as Directors

Our Board currently consists of seven members and is divided into three classes. Class I and Class III comprise two directors each and Class II comprises three directors. The directors in each class serve three‑year terms and in each case until their respective successors are duly elected and qualified. On January 27, 2016, the Board unanimously nominated Dr. Ross A. Breckenridge and Robert B. Stockman for re-election, who are our current Class III directors with terms that expire at the Annual Meeting.

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the two director nominees receiving the highest number of “FOR” votes will be elected. Both of the nominees have indicated their willingness to serve if elected, but if either of them should be unable to serve or for good cause will not serve, the shares represented by proxies may be voted for a substitute as REVA may designate, unless a contrary instruction is indicated in the proxy.

The following table sets forth information as of April 7, 2016 regarding members of our Board, including the director nominees for election at the Annual Meeting. The information includes each member’s business experience and service on other boards of directors, in addition to the qualifications, attributes, and skills that led our Board to the conclusion that each member should serve as a director. While our Diversity Policy doesn’t contain specific guidelines in considering whether to recommend any director nominee, including any candidate recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge, and abilities that will allow our Board to fulfill its responsibilities. As set forth in our corporate governance guidelines, these criteria generally include, among other things, an individual’s business experience and skills (including skills in core areas such as operations, management, technology, accounting and finance, strategic planning, and international markets), as well as independence, judgment, knowledge of our business and industry, professional reputation, leadership, integrity, and the ability to represent the best interests of the Company’s stockholders. In addition, the nominating and corporate governance committee also considers a Board member’s ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Our Board is responsible for selecting candidates for election as directors based on the recommendation of the nominating and corporate governance committee.

We believe that our current Board includes individuals with strong backgrounds in executive leadership and management, accounting and finance, and Company and industry knowledge. In addition, each of our directors has a strong professional reputation and has shown a dedication to his or her profession and community. We also believe that our directors’ diversity of backgrounds and experiences results in different perspectives, ideas, and viewpoints, which makes our Board more effective in carrying out its duties. We believe that our directors hold themselves to the highest standards of integrity and that they are committed to representing the long‑term interests of our stockholders.

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Class I Directors Continuing in Office (Term Expires 2017)
BRIAN H. DOVEY Chairman of the Board (age 74) ANNE J. KEATING Director (age 62)

Mr. Dovey has served as a director since June 2001 and as Chairman of the Board since March 28, 2016. Since 1988, Mr. Dovey has been a partner of Domain Associates, LLC, a private venture capital management firm focused on life sciences, where he has led innovative investments not only in life science companies, but also has established and directed new initiatives such as the collaboration between Domain and Rusnano. Since joining Domain, he has served on the board of directors of over 35 private and public companies and has been chairman of six, including REVA. He currently sits on the board of two public companies, REVA and Orexigen Therapeutics. Prior to joining Domain, Mr. Dovey spent six years at Rorer Group, Inc. (now part of Sanofi‑Aventis). As president of Rorer from 1986 to 1988, he was the primary architect of the company’s strategic shift to pharmaceuticals that resulted in a doubling of annual sales to approximately $1 billion. Previous to that, he was President of Survival Technology, Inc., a start‑up medical products company whose sales growth placed it in the top ten on the Inc 100. Mr. Dovey serves on the board of directors and is also chairman at the Center for Venture Education (Kauffman Fellows Program) and serves on the La Jolla Playhouse board of trustees. He was the former chair and currently services on the board of trustees of the Wistar Institute, a leader in preclinical biomedical research in the non-profit sector. Mr. Dovey has served as both president and chairman of the National Venture Capital Association. He is a former board member of the industry association representing the medical device industry, as well as the association representing consumer pharmaceuticals. He is a trustee emeritus of Germantown Academy and is a former trustee of the University of Pennsylvania School of Nursing and the Sanford-Burnham Institute for Medical Research. Mr. Dovey received his B.A. in mathematics from Colgate University and his MBA from the Harvard Business School.

Qualifications:  We believe Mr. Dovey is qualified to sit on our Board due to his strong financial expertise, his experience in corporate governance and risk management, his service as a director on over 35 private and public companies, his broad executive experience with medical device companies, and his extensive experience at a health care venture capital firm.

Ms. Keating has served as a director since October 2010. Ms. Keating is currently a director of a number of ASX-listed companies in a range of different industries, including GI Dynamics, Inc., a U.S.-based medical device company (since June 2011), and Goodman Group Limited, a global property development and management company (since January 2004). Ms. Keating is Chairman of Houlihan Lokey Australia, investment bank, since April 2015. Ms. Keating is also a Director of the Garvan Institute of Medical Research since January 2009 and an Inaugural Governor for the Cerebral Palsy Foundation since 2006. From 1993 to 2001, Ms. Keating held the position of General Manager, Australia for United Airlines. She was also a Delegate to the Australian/American Leadership Dialogue for 14 years. Ms. Keating previously served on the board of IAG, Australia’s largest general insurer, ClearviewWealth Ltd, life insurance and wealth management, NRMA, Australia’s largest mutual, and was an inaugural board member of the Victor Chang Cardiac Research Institute where she served for ten years. She has also held former directorships with Spencer Street Station Redevelopment Holdings Limited, Easy FM China Pty Ltd, Radio 2CH Pty Ltd, and Workcover Authority of New South Wales.

Qualifications:  We believe Ms. Keating is qualified to sit on our Board due to her extensive business, management, and governance experience, including her positions on a number of boards of ASX-listed companies. Ms. Keating also brings Australian medical research and cardiac experience from her years of service with the Garvan Institute of Medical Research and the Victor Chang Cardiac Research Institute.

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Class II Directors Continuing in Office (Term Expires 2018)
R. SCOTT HUENNEKENS Director (age 52) GORDON E. NYE Director (age 61) ROBERT B. THOMAS Director (age 71)

Mr. Huennekens has served as a director since March 2015. He is currently President and Chief Executive Officer of Verb Surgical, Inc., a collaboration between Alphabet, Inc. (formerly Google) and Johnson & Johnson, focused on developing a comprehensive robotic surgical solutions platform, since December 2015. Previously, from April 2002 to February 2015, Mr. Huennekens was President and Chief Executive Officer of Volcano Corporation, a manufacturer of intravascular imaging equipment for coronary and peripheral applications. Prior to 2002, he served as President and Chief Executive Officer of Digirad Corporation, a diagnostic imaging solutions provider, and also held senior positions at Baxter International, Inc. in the Edwards Cardiovascular Division and the Novacor division. Mr. Huennekens currently serves on the boards of EndoChoice and the Medical Device Manufacturers Association (“MDMA”). He received his B.S. in Business Administration from the University of Southern California and an MBA from Harvard Business School.

Qualifications:  We believe Mr. Huennekens is qualified to sit on our Board due to his vast experience in executive positions with medical equipment manufacturers, his broad business background, his experience serving on multiple other boards of directors, and his strong financial background, including his work early in his career at Deliotte, a provider of tax, audit, and advisory services.

Mr. Nye has served as a director since 1999. He is currently Chief Executive Officer of R2 Dermatology, a development stage medical device company, since December 2014. He served as Chief Executive Officer of ZELTIQ Aesthetics, Inc., a medical device company, from September 2009 to April 2012. From August 2003 to July 2009, Mr. Nye served as general partner of Prism Venture Partners, a venture capital firm, where he was a member of the life sciences investment team. Prior to that time, he served as our Chief Executive Officer from 2001 to 2003 and President and Chief Executive Officer of two former Johnson & Johnson divisions (“A” Company Orthodontics, Inc. and Critikon Company, LLC) after they were acquired in management buyouts. He has also held a variety of marketing, sales, and general management roles for L.A. Gear, Inc., Olin Ski Company, Inc., Reebok, Ltd., and The Gillette Company. Mr. Nye received his MBA from the Amos Tuck School of Business at Dartmouth College where he also received his undergraduate degree.

Qualifications:  We believe Mr. Nye is qualified to sit on our Board due to his knowledge of the medical device business, his broad operating experience as a senior executive of R2 Dermatology, ZELTIQ Aesthetics, Inc. and two former Johnson & Johnson divisions, his extensive consumer marketing background, and his other board service.

Mr. Thomas has served as a director since July 2010. He has also been a director and non-executive Chairman of the Board of HeartWare Limited/HeartWare International, Inc., a NASDAQ-listed medical device company (formerly also ASX-listed), since November 2004. He is currently a director of a number of Australian public companies, including Virgin Australia Limited, and Biotron Limited; he is Chairman of Starpharma Limited. Between October 2004 and September 2008, Mr. Thomas was a consultant to Citigroup Corporate and Investment Bank. Between March 2003 and September 2004, he was Chairman of Global Corporate and Investment Bank, Citigroup Global Markets, Australia and New Zealand. Prior to that time, Mr. Thomas was Chief Executive Officer of Citigroup’s Corporate and Investment Bank (formerly known as Salomon Smith Barney), Australia and New Zealand from October 1999 until February 2003. Mr. Thomas is Chairman of Aus Bio Limited, a director of O’Connell Street Associates, and Chairman of Grahger Capital Securities. Mr. Thomas holds a Bachelor of Economics from Monash University, Australia. He is a member of the Stockbrokers Association of Australia and is a Master Stockbroker. Mr. Thomas is also a Fellow of the Financial Services Institute of Australia and the Australian Institute of Company Directors. He is on the board of the NSW State Library Foundation and serves on NSW State Library’s Audit and Risk Committee.

Qualifications:  We believe Mr. Thomas is qualified to sit on our Board due to his vast investment banking experience, his involvement with medical device companies, and his experience in governance and risk management across a wide range of industries. Mr. Thomas also brings capital market and economics expertise to the Board from his years of service as a securities analyst and as a director of ASX-listed companies.

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Class III Directors for Election (Term Expires at 2016 AGM)
ROSS A. BRECKENRIDGE Director (age 46) ROBERT B. STOCKMAN Director (age 62)

Dr. Breckenridge was appointed as a director in January 2015. Dr. Breckenridge is a senior clinical lecturer and Programme Director for the Masters Programme in Clinical and Experimental Medicine at University College London since 2006, a Fellow of the Royal College of Physicians (London) since 2013, and a Consultant Physician at University College London Hospital since 2006. His research focuses on the heart’s response to low levels of oxygen, with an overall aim to identify novel therapeutic targets for cardiac disease. Dr. Breckenridge provides consultation services to investors in the biotech and healthcare sector since 1998. He is a board member of Senrigan Capital, Empower India, and the Cornelia de Lange Society of Great Britain. He obtained his medical degree from Oxford University, followed by his PhD in Developmental Biology at the University of Cambridge. He then completed his training in Clinical Pharmacology at University College London.

Qualifications:  We believe Dr. Breckenridge is qualified to sit on our Board due to his extensive medical background, particularly as it relates to research of cardiac disease, his experience serving on multiple other boards of directors, and his general business acumen.

Mr. Stockman, our co-founder, has served as a director since 1999. He was Chairman of the Board from 1999 until March 28, 2016 and he was our Chief Executive Officer from August 2010 to September 18, 2015. He is a director of HeartWare Limited/HeartWare International, Inc., a NASDAQ-listed medical device company (formerly also ASX-listed), since December 2006. He previously served on the board of ZELTIQ Aesthetics, Inc., a medical technology company listed on NASDAQ, from July 2010 until April 2012. Since 1999, Mr. Stockman has been the President and Chief Executive Officer of Group Outcome LLC, a U.S.-based merchant banking firm that deploys its capital and that of its financial partners in private equity and venture capital investments in medical technology companies. Mr. Stockman also co-founded Centrimed, Inc., an internet-based software company, that was acquired by the Global Healthcare Exchange, LLC, and led the buyouts of Ioptex, an intraocular lens manufacturer, and two Johnson & Johnson divestitures, “A” Company Orthodontics, Inc. and Critikon Company, LLC, each of which was subsequently acquired. Prior to establishing Group Outcome LLC, Mr. Stockman spent 18 years with Johnston Associates, Inc. and Narragansett Capital Corporation, where he focused on venture capital investments and merger advisory work in health care. Mr. Stockman holds a Bachelor’s Degree from Harvard College and an MBA from The Tuck School at Dartmouth College, where he serves on Tuck’s Board of Overseers.

Qualifications:  We believe Mr. Stockman is qualified to sit on our Board due to his extensive experience as an entrepreneur driving the growth of five medical products companies, his experience as an executive of several medical device companies, and his experience as an executive in the investment banking industry, particularly in private equity and venture capital investments in medical technology. Mr. Stockman’s qualifications also include his strong financial background, including his work early in his career at Price Waterhouse, a provider of tax, audit, and advisory services, and his ability to provide financial expertise to the Board, including an understanding of financial statements, corporate finance, accounting, and capital markets.

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Committees of the Board of Directors/Corporate Governance

Directors are expected to attend meetings of the Board and any Board committees on which they serve. The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities:  audit, compensation, and nominating and corporate governance. Each of these committees has the responsibilities described in the committee charters, which are available on our website at www.revamedical.com. Our Board may also establish other committees from time to time to assist in the discharge of its responsibilities.

As of April 7, 2016, membership of the committees of our Board is as follows:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Mr. Dovey (Chairman) (1)	X	X	—
Dr. Breckenridge (2)	—	—	X
Mr. Huennekens (2)	Chair	—	—
Ms. Keating (2)	—	—	Chair
Mr. Nye (2)	—	Chair	X
Mr. Stockman (3)	—	—	—
Mr. Thomas (2)	X	X	—

____________

(1)	Independent Director under the rules of the SEC and NASDAQ, but not considered independent under ASX.
(2)	Independent Director under the rules of the ASX, SEC, and NASDAQ.
(3)

Mr. Stockman resigned as our Chief Executive Officer on September 18, 2015. Under ASX, SEC, and NASDAQ rules, a director employed by the Company is not independent until three years after such employment terminates.

During the year ended December 31, 2015, all directors attended at least 75 percent of the aggregate of (i) the total number of Board meetings held during the period for which he or she was a director and (ii) the total number of committee meetings on which he or she served during the period that he or she served. Following is a summary of meeting attendance:

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Number of Meetings Held	6	6	4	2
Meeting Attendance:
Mr. Dovey	5	5	4	2*
Dr. Breckenridge (a)	6	—	1*	2
Mr. Huennekens (a)	4 (a)	4 (b)	1*	2*
Ms. Keating	6	3 (b)	1*	2
Mr. Nye	5	—	4	2
Mr. Stockman	6	4*	1*	1*
Mr. Thomas	6	6	4	1*

____________

*   Indicates attendance at a meeting of a Committee on which the Director was not a member.

(a)  Dr. Breckenridge was appointed as a director on January 28, 2015 and Mr. Huennekens was appointed on March 25, 2015.

(b)  Mr. Huennekens was appointed to the Audit Committee on April 29, 2015; Ms. Keating left the Audit Committee on April 29, 2015.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting, including auditing of our financial statements. Among other things, our audit committee:

•	determines the engagement of, and approves fees paid to, our independent registered public accounting firm;
•	oversees and receives reports from the internal auditors;
•	reviews our financial statements and critical accounting estimates;
•	monitors the qualifications, independence activities, and performance of our independent registered public accounting firm and our internal auditors;
•	approves the retention of our independent registered public accounting firm to perform any proposed and permissible non-audit services; and,

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•	discusses the annual audit results with management, the internal auditors, and the independent registered public accounting firm.

Our audit committee reviews the effectiveness of internal controls and the adequacy of our reporting and disclosure controls and procedures. In addition, our audit committee is responsible for the performance of our internal audit function, as well as preparing any reports required under SEC rules. The audit committee will also provide advice to the Board and report on the status of business risks pursuant to our risk management policy.

We have adopted an audit committee charter, a copy of which is available in the “Investors ─ Corporate Governance” section of our website at www.revamedical.com.

Compensation Committee

Our compensation committee establishes, amends, reviews, and approves the compensation and benefit plans with respect to senior management and employees, including determining individual elements of total compensation of the Chief Executive Officer and other executive officers, and reviews our performance and the performance of our executive officers with respect to these elements of compensation. In carrying out its responsibilities, the compensation committee will review all components of compensation for consistency with our compensation philosophy and with the interests of stockholders. Our compensation committee reviews compensation practices and trends, identifies performance goals of our Company and our executive officers, and sets compensation in light of these objectives. Our compensation committee also determines annual retainer, meeting fees, equity awards, and other compensation for members of the Board and its committees and administers the issuance of stock options and other awards under our equity incentive plans.

Our compensation committee reviews and evaluates potential risks related to our compensation policies and practices for employees and has determined that we have no compensation risks that are reasonably likely to have a material adverse effect on the Company. We structure our compensation to address Company‑wide risk. We believe the combination of base salary, bonus potential, and stock‑based incentive awards with four‑year vesting periods, or vesting based on achievement of performances, is balanced and serves to motivate our employees to accomplish our business plan without creating risks that are reasonably likely to have a material adverse effect on our Company.

We have adopted a compensation committee charter, a copy of which is available in the “Investors ─ Corporate Governance” section of our website at www.revamedical.com.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee recommends the director nominees for each annual general meeting and ensures that the Board and the committees of the Board have the benefit of qualified and experienced independent directors. The committee’s primary responsibilities are to:

•	review the size and composition of our Board;
•	select, or recommend to our Board, nominees for each election of directors;
•	develop and recommend to our Board criteria for selecting qualified director candidates;
•	consider committee member qualifications, appointment, and removal;
•	recommend corporate governance principles, codes of conduct, and applicable compliance mechanisms; and,
•	provide oversight in the evaluation of our Board and each committee.

We have adopted a nominating and corporate governance committee charter, a copy of which is available in the “Investors ─ Corporate Governance” section of our website at www.revamedical.com.

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GOVERNANCE OF OUR COMPANY

Corporate Governance Guidelines

Our corporate governance guidelines are designed to ensure effective corporate governance of the Company. Our corporate governance guidelines cover topics including, but not limited to, director qualification criteria, director compensation, director orientation and continuing education, communications from stockholders to the Board, succession planning, and the annual evaluations of the Board and its committees. Our corporate governance guidelines are reviewed regularly by the nominating and corporate governance committee and revised when appropriate.

The full content of our corporate governance guidelines can be found in the “Investors ─ Corporate Governance” section of our website accessible at www.revamedical.com. A printed copy may also be obtained by any stockholder upon request.

Code of Business Conduct and Ethics

Our Board adopted a code of business conduct and ethics to ensure that our business is conducted in a consistently legal and ethical manner. The code of business conduct and ethics establishes policies pertaining to, among other things, employee conduct in the workplace, securities trading, confidentiality, conflicts of interest, reporting violations, and compliance procedures. All of our employees, including our executive officers, as well as members of our Board, are required to comply with our code of business conduct and ethics.

The full content of our code of business conduct and ethics can be found in the “Investors ─ Corporate Governance” section of our website accessible at www.revamedical.com. A printed copy may also be obtained by any stockholder upon request. Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by our Board after receiving a recommendation from our audit committee. We disclose any amendments or waivers to our code of business conduct and ethics on our website within four business days following the date of an amendment or waiver.

Stockholder Recommendations for Director Nominees

In nominating candidates for election as director, the nominating and corporate governance committee will consider a reasonable number of candidates for director recommended by a single stockholder who has held over 0.1 percent of REVA’s shares of common stock for over one year and who satisfies the notice, information, and consent provisions set forth in our amended and restated bylaws and corporate governance guidelines.

Stockholders who wish to recommend a candidate may do so by writing to the nominating and corporate governance committee in care of the Corporate Secretary, REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. The nominating and corporate governance committee will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees.

Communicating with the Board

Our nominating and corporate governance committee establishes procedures by which stockholders and other interested parties may communicate with the Board, any committee of the Board, any individual director, or the independent or non-executive directors as a group. Such parties can send communications by mail to the Board in care of the Corporate Secretary, REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. In addition, parties can contact the Board by emailing the Corporate Secretary at boardmember@revamedical.com. The name or title of any specific recipient or group should be noted in the communication. Communications from stockholders are distributed by the Corporate Secretary to the Board or to the committee or director(s) to whom the communication is addressed, however the Corporate Secretary will not distribute items that are unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings, business solicitations and advertisements, and communications that advocate the Company’s engaging in illegal activities or that, under community standards, contain offensive, scurrilous, or abusive content.

Identification and Evaluation of Nominees for Directors

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating nominees for director. The committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the nominating and corporate governance committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the nominating and corporate governance committee deems appropriate, including the use of third parties to review candidates.

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Director Attendance at Annual Meetings of Stockholders

We have a policy encouraging all of the directors to attend each annual meeting of stockholders. All of our directors attended the 2015 AGM, either in person or by teleconference. At the time, we had seven directors; three directors attended in person and four directors attended by teleconference. We currently anticipate a majority of our directors to be present at, or available for, the 2016 Annual Meeting.

Director Independence

In accordance with our corporate governance guidelines, the majority of our Board members are independent directors. Our Board considers that a director is independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with independent judgment, and otherwise meets the independence requirements under the rules of the ASX, SEC, and NASDAQ. Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly.

Based on this review, our Board has determined that:

•	Dr. Ross A. Breckenridge, R. Scott Huennekens, Anne J. Keating, Gordon E. Nye, and Robert B. Thomas are considered to be independent directors under the rules of the ASX, SEC, and NASDAQ;
•

Brian H. Dovey is considered to be an independent director under the rules of the SEC and NASDAQ, but is not considered to be independent under ASX standards as he is a principal of a firm that has held between 8.7 and 11.1 percent of the Company’s outstanding common stock; and,

•

Robert B. Stockman is not considered to be independent. Mr. Stockman resigned as our Chief Executive Officer on September 18, 2015. Under ASX, SEC, and NASDAQ rules, a director is not independent until three years after such employment terminates.

There are no family relationships among our directors and officers, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any director or officer was, or is, to be selected as a director or officer.

Board Leadership Structure

Although Mr. Dovey is not considered to be independent by ASX standards, the Board considers his appointment as Chairman of the Board to be in the best interest of our Company and our Stockholders. The ASX Corporate Governance Principles and Recommendations provide guidance on corporate governance practices, including director independence, but are not binding rules or regulations. Mr. Dovey possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and we believe he is the person best positioned to develop agendas that ensure the Board’s time and attention is focused on the most critical matters. Further, our Board believes that his decisive leadership ensures clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders, employees, customers, and suppliers.

The Board’s Role in Risk Oversight

Our Board’s role in risk oversight includes receiving reports from members of management on a regular basis regarding material risks faced by the Company and applicable mitigation strategies and activities, at least on a quarterly basis. The reports cover the critical areas of development, regulatory and quality affairs, intellectual property, clinical development, operations, sales and marketing, and legal and financial affairs. Our Board and its committees consider these reports, discuss matters with management, and identify and evaluate any potential strategic or operational risks and appropriate activities to address those risks.

We have adopted a risk management policy that sets out how we identify, assess, and manage risk in business operations, a copy of which is available in the “Investors ─ Corporate Governance” section of our website at www.revamedical.com.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has at any time been our employee with the exception of Gordon E. Nye who served as our chief executive officer from 2001 to 2003. Except as set forth herein, none of our executive officers serves, or has served during the last fiscal year, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or our compensation committee.

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AUDIT-RELATED MATTERS

Report of the Audit Committee

As of April 7, 2016, the audit committee of our board had three members, all of whom have been determined by our board to be independent under SEC and NASDAQ rules. Mr. Huennekens is considered to be an “audit committee financial expert” under applicable SEC rules.

In performing its functions, the audit committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, the internal audit function as currently performed by an independent third party (the “internal auditor”), and Grant Thornton LLP, the Company’s independent registered public accounting firm (the “independent auditor”), which, in its reports, express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles.

Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, risk management, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting, to the extent such opinion is required by the SEC. The audit committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Each year, the audit committee evaluates the qualifications, performance and independence of the Company’s independent auditor and determines whether to re-engage the current independent auditor. In doing so, the audit committee considers the quality and efficiency of the services provided by the auditors, the auditors’ capabilities and the auditors’ technical expertise and knowledge of the Company’s operations and industry.

The audit committee held six meetings during the year ended December 31, 2015. At each meeting, the audit committee met with the independent auditor and the internal auditor, with and without management present, to discuss the following:

•	overall scope and plans for the Company’s audits;
•	the results of audits and quarterly reviews of the Company’s financial statements, including a discussion of the quality, not just the acceptability, of the accounting principles;
•	the reasonableness of significant judgments; the clarity of disclosures in the financial statements;
•	review of the Company’s compliance with internal controls; and,
•	the overall quality of the Company’s financial reporting.

The audit committee also discussed with the independent auditor the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), including PCAOB Auditing Standard No. 16, Communications With Audit Committees, SEC rules, and other applicable regulations.

The audit committee and/or the Board also received from the Company’s independent auditor the written disclosures and the letter required by applicable requirements of the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding their communications with the audit committee concerning independence and has discussed with the independent auditor its independence from the Company. The audit committee also has considered whether the provision of non-audit services to the Company is compatible with the independence of the independent auditor.

The audit committee has reviewed and discussed the annual consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 with management and the independent auditor. The audit committee has also discussed the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting with management.

Based on the review of the consolidated financial statements and discussions with management and Grant Thornton LLP, the audit committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The Annual Report on Form 10-K was filed with the SEC.

Submitted by the Audit Committee of the Board of Directors:

R. Scott Huennekens (Chair)

Brian H. Dovey

Robert B. Thomas

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Audit and Non-Audit Fees

The following table presents the fees for professional services rendered to the Company by Grant Thornton LLP and Ernst & Young LLP for audit of the Company’s financial statements and tax compliance for the years ended December 31, 2015 and 2014:

Type of Service	2015	2014

Grant Thornton:
Audit Fees (1)	$ 315,000	$ 184,000
Audit-related Fees (2)	—	—
Tax Fees (3)	34,000	—

	349,000	184,000
Ernst & Young:
Audit Fees (1)	20,000	198,000
Audit-related Fees (2)	—	—
Tax Fees (3)	—	29,000

	20,000	227,000

Total Fees	$ 369,000	$ 411,000

____________

(1)

Includes the integrated audit of our consolidated financial statements included in the Annual Reports on Form 10-K, reviews of Quarterly Reports on Form 10-Q, the audit of internal control over financial reporting, and the issuance of consents related to our Form S-8 filings.

(2)	We did not incur any assurance or related services during the past two years, other than those reported as “Audit Fees.”
(3)	Includes services related to tax compliance, including the preparation of tax returns and tax advice.

Policy Regarding Pre-Approval of Services Provided by the Independent Auditor

The audit committee has established an audit and non‑audit services compliance policy (the “Policy”) requiring pre‑approval of all audit and permissible non‑audit services performed by the independent auditor to monitor the auditor’s independence from the Company. The Policy provides for the annual pre‑approval of specific types of services and gives detailed guidance to management as to the specific services that are eligible for such annual pre‑approval and for all other permitted services. For all types of pre‑approval, the audit committee considers whether the provision of a non‑audit service is consistent with the SEC’s rules on auditor independence.

Additionally, the audit committee considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile, and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

All services require pre‑approval as set forth in the Policy and within the established guidelines prior to being provided by the independent auditor. In its review, the audit committee will also consider the relationship between fees for audit and non‑audit services in deciding whether to pre‑approve such services.

As provided under the Sarbanes‑Oxley Act of 2002 and the SEC’s rules, the audit committee has delegated pre‑approval authority to the chair of the audit committee to address certain requests for pre‑approval of services, and the chair must report his or her pre‑approval decisions to the audit committee at its next regular meeting. The Policy is designed to help ensure that there is no delegation by the audit committee of authority or responsibility for pre‑approval decisions to management. The audit committee monitors compliance by requiring management to report to the audit committee on a regular basis regarding the pre‑approved services rendered by the independent auditor. Management has also implemented internal procedures to promote compliance with the Policy.

The audit committee appointed Grant Thornton LLP for 2015 and selected them to serve as our independent auditor for the year ending December 31, 2016, subject to ratification by our stockholders.

Representatives of Grant Thornton will be present at the Annual Meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

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Change in Independent Registered Public Accounting Firm

As reported in the Company’s Form 8-K filed with the SEC on December 18, 2014 (the “Form 8-K”), on December 12, 2014, the Audit Committee approved the dismissal of Ernst & Young LLP as the independent registered public accounting firm engaged to audit the Company’s consolidated financial statements and provide other related review and attest services.

The report dated March 17, 2014 issued by Ernst & Young LLP relating to its audit of the consolidated balance sheets of the Company as of December 31, 2013 and 2012, and the related consolidated statements of operations and comprehensive loss, cash flows, and convertible preferred stock and stockholders’ equity (deficit) for each of the three years in the period ended December 31, 2013 and for the period from June 3, 1998 (inception) to December 31, 2013, contained an explanatory paragraph noting that the Company’s recurring losses and negative cash flows from operations raised substantial doubt about its ability to continue as a going concern.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 and in the subsequent interim period through December 12, 2014, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young to make reference to the matter in their report and (ii) there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young LLP with a copy of the foregoing disclosures. The Company also provided Ernst & Young LLP with a copy of the Form 8-K reporting the change in its independent registered public accounting firm for the fiscal year ended December 31, 2014 containing substantially the same disclosure set forth above and requested that Ernst & Young LLP furnish the Company with a letter addressed to the SEC stating whether Ernst & Young LLP agreed with the disclosures contained therein. A copy of Ernst & Young LLP’s letter, dated December 17, 2014, is filed as Exhibit 16.1 to the Form 8-K.

As reported in the Form 8-K, on December 12, 2014, the Audit Committee approved the engagement of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. During the fiscal years ended December 31, 2013 and 2012 and through December 12, 2014, neither the Company, nor anyone on its behalf, has consulted Grant Thornton LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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EXECUTIVE COMPENSATION

The following discussion and analysis of compensation arrangements is designed to provide stockholders with an understanding of our compensation philosophy and objectives as well as an overview of the analysis that we performed in setting executive compensation. It discusses the compensation committee’s determination of how and why, in addition to what, compensation actions were taken during 2015 for each person serving as our chief executive officer and our chief financial officer during the year ended December 31, 2015, as well as our three other most highly compensated executive officers during 2015 who were employed as of December 31, 2015 (the “named executive officers”), who were as follows:

•	Regina E. Groves, our Chief Executive Officer since September 23, 2015 (age 57);
•	Robert B. Stockman, our Chief Executive Officer through September 18, 2015 (age 62);
•	Katrina L. Thompson, our Chief Financial Officer and Secretary (age 57);
•	Jeffrey A. Anderson, our Senior Vice President, Clinical and Regulatory Affairs (age 49);
•	Donald K. Brandom, Ph.D., our Senior Vice President, Product Development (age 56); and,
•	Robert K. Schultz, Ph.D., our President and Chief Operating Officer (age 60).

This discussion contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding our business objectives and anticipated achievement under existing and future compensation programs. Actual compensation programs that we may adopt in the future may differ materially from currently planned programs as summarized in this discussion.

Compensation Discussion and Analysis

Overview of Executive Compensation Program

Our compensation committee oversees our executive compensation program and determines executive compensation. Our compensation program is intended to align the interests of our executive officers, including our named executive officers, with those of our stockholders by rewarding performance for the achievement of goals as established by the compensation committee. Our compensation approach is tied to our pre-revenue stage and performance goals are set with the objective of advancing our product toward commercialization and, thereby, increasing stockholder value.

In an effort to ensure our 2015 executive compensation practices are comparable to those of similar public medical device companies, the compensation committee engaged Radford, an Aon Hewitt Company (“Radford”), an independent compensation consultant, to provide compensation advisory services that included the following:

•	an assessment of our executive compensation philosophy and plan structures and objectives;
•	a review and update of our peer group of companies for compensation comparison purposes;
•	a review of market practices related to short-term cash incentive plans and long-term equity and other incentive trends in the medical device industry;
•	the collection of competitive compensation levels for each of our executive positions;
•	an assessment of our executives’ base salaries, cash bonuses, and equity compensation levels;
•	a review of our equity compensation strategy, including the development of award guidelines; and,
•	a review of broader equity trends, including burn rate, share overhang, and share allocation.

The compensation committee oversees, reviews, and approves all compensation programs, initiatives, and decisions relating to our executives. Our compensation program is designed to attract and retain talented employees, to motivate them to achieve our key financial, operational, and strategic goals, and to reward them for superior performance. As we continue to meet our product milestones, add to our senior management team, and progress toward commercialization, we expect that the specific direction, emphasis, and components of our executive compensation program will continue to evolve. During 2015, the objectives of the compensation program included:

•	a program structure to attract and retain highly qualified executive officers;
•	guiding principles, including a comparative peer group and targeted market positioning for compensation elements;
•	alignment of executive compensation, individually and as a team, to the long‑term interests of stockholders by rewarding performance for achievements; and,
•	program flexibility to permit the accommodation of appropriate individual circumstances.

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Compensation Process

Our compensation committee is responsible for establishing our compensation philosophy and setting the compensation levels for our executives, including base salaries, cash bonuses, and stock‑based incentive awards. To assist the compensation committee in their executive compensation evaluations, our chief executive officer prepares a report at the beginning of each fiscal year recommending base salaries, bonus targets, and stock‑based incentive awards for each executive officer. In addition to this report, our compensation committee considers market compensation data presented by Radford. The compensation committee in its sole discretion may accept or adjust the compensation recommendations it is provided. No executive officer is allowed to be present at the time his or her compensation is being discussed or determined by the compensation committee.

Benchmarking

As part of Radford’s compensation advisory services to the compensation committee, Radford recommended a “peer” group of companies comprised of 23 medical device or medical technology companies to be our peer group for purposes of benchmarking our compensation program in 2015. Each member of the peer group was selected based on an evaluation of the nature and location of its operations, number of employees, revenues, operating income or loss, cash and cash equivalents, outstanding securities, and market capitalization. Since we are a pre-revenue stage company and have not yet generated revenue or operating income, the selection of peer companies focused on those with annual revenues less than $100 million and a market capitalization less than $300 million. The following companies comprised our peer group for 2015:

Alphatec Holdings	Harvard Bioscience	Sunshine Heart
Atricure	iCAD	SurModics
Cardica	IRIDEX	Synergetics USA
CareDx	LeMaitre Vascular	Tandem Diabetes Care
Cerus	Misonix	TearLab
Cryolife	Response Genetics	Utah Medical Products
Cutera	STAAR Surgical Company	Vascular Solutions
Hansen Medical	Stereotaxis

The compensation committee reviewed market data made available by Radford to benchmark our executive compensation relative to the peer group. The compensation committee used this data to evaluate whether our executive compensation levels, including base salary and incentive awards, were within industry norms.

During the fourth quarter of 2015, the compensation committee analyzed updated market data with the assistance of Radford and made a determination to revise the Company’s peer group for 2016. Each member of the revised peer group was selected based on the same criteria used for the 2015 peer group, with emphasis on companies as similar to REVA as possible. As a result of the updated analysis, the following companies comprise our peer group for 2016:

Atricure	Harvard Bioscience	STAAR Surgical Company
CareDx	iCAD	SurModics
Cerus	Intersect ENT	Tandem Diabetes Care
Cryolife	IRIDEX	TearLab
Cutera	LeMaitre Vascular	Utah Medical Products
Entellus Medical	Misonix	Vascular Solutions
GenMark Diagnostics	Ocular Therapeutix	Veracyte
Hansen Medical	Sientra

Determination of Executive Compensation

In setting compensation for our executive officers, our compensation committee’s philosophy is to consider market levels of compensation, an executive’s contributions and responsibilities, and the goals and overall progress of the Company. Compensation for this purpose comprises total cash compensation, which includes base salary and annual cash bonus consideration, and long-term equity incentives. During 2015, with the assistance of Radford, the compensation committee measured our executives’ compensation against the peer group for 2015, ensuring total compensation generally was between the 25th and 75th percentile of market.

In addition to market benchmarking, the compensation committee reviews the compensation recommendations of our chief executive officer (other than with respect to determining her own compensation), considers the Company’s overall performance and each executive’s individual contributions during the prior fiscal year, as well as each individual’s annual performance reviews based on achievement of annual goals. With respect to new hires, our compensation committee considers an executive’s background and historical compensation in lieu of prior year performance.

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Components of Executive Compensation

Our current executive compensation program consists of the following components:

•	base salary;
•	performance-based cash bonus awards;
•	equity‑based incentives; and,
•	other benefits.

We combine these elements in order to formulate compensation packages that provide competitive pay; reward achievement of financial, operational, and strategic objectives; and, align the interests of our named executive officers with those of our stockholders.

Base Salary:  We provide our executive officers with a base salary to compensate them for the services they provide to the Company. In setting base salaries, our compensation committee considers the executive’s position, our success in achieving prior year corporate goals, the individual’s responsibilities, contributions, and performance during the prior year, relevant market data, and benchmark levels. The evaluations and recommendations proposed by our chief executive officer are also considered. Our compensation committee evaluates and sets base salaries following annual performance evaluations, as well as upon a promotion or other change in responsibility. We expect our compensation committee to continue these policies going forward.

For the year ended December 31, 2015, our compensation committee incremented the base salaries of our named executive officers by three percent from the prior year; such increases were effective February 20, 2015. The compensation committee determined that the base salaries of the named executive officers should not be increased for 2016. Following are the 2015 and 2016 base salaries for our named executive officers:

Name and Title	2015 Base Salary	2016 Base Salary

Regina E. Groves, Chief Executive Officer	$395,000	$395,000
Robert B. Stockman, former Chief Executive Officer	382,000	—
Katrina L. Thompson, Chief Financial Officer and Secretary	284,000	284,000
Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	283,000	283,000
Donald K. Brandom, Ph.D., SVP, Product Development	267,000	267,000
Robert K. Schultz, Ph.D., President and Chief Operating Officer	349,000	349,000

Performance-Based Cash Bonus Awards:  To help align each executive officer’s efforts with the Company’s operational, financial, and strategic goals, we have utilized a combination of discretionary bonus awards and defined programs for cash bonuses. In considering and awarding cash bonuses, our compensation committee considers the executive’s officer’s position and individual responsibilities, contributions and accomplishments, and performance. The committee also evaluates the Company’s success in achieving corporate goals, relevant market data, and benchmark levels. The recommendations proposed by our chief executive officer are also considered. The Company’s approach, however, is to ensure individual incentive payments will not be considered an entitlement

For the year ended December 31, 2015, discretionary bonus awards were considered and were based on each executive’s individual accomplishments, as well as achievement of the Company’s objective to enroll patients in clinical trials. In consideration of achievements during 2015, the compensation committee awarded the following discretionary bonuses to the named executive officers as of December 31, 2015; these bonuses were paid to our executives in February 2016:

Name and Title	2015 Discretionary Bonus

Regina E. Groves, Chief Executive Officer	$39,500
Robert B. Stockman, former Chief Executive Officer	—
Katrina L. Thompson, Chief Financial Officer and Secretary	90,000
Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	85,000
Donald K. Brandom, Ph.D., SVP, Product Development	85,000
Robert K. Schultz, Ph.D., President and Chief Operating Officer	100,000

For 2016, the Company has re-implemented a performance-based bonus program that centers on the Company’s objectives to apply for approval to commercialize the Company’s Fantom scaffold in Europe, as well as to prepare the related production processes and other aspects of commercialization. Our compensation committee approved the bonus plan for 2016 at their meeting in January 2016. The following sets forth the anticipated target bonus amounts for 2016:

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Name and Title	2016 Bonus Target (% of Salary)	Amount at Target

Regina E. Groves, Chief Executive Officer	40%	$158,000
Robert B. Stockman, former Chief Executive Officer	—	—
Katrina L. Thompson, Chief Financial Officer and Secretary	30%	85,200
Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs	30%	84,900
Donald K. Brandom, Ph.D., SVP, Product Development	30%	80,100
Robert K. Schultz, Ph.D., President and Chief Operating Officer	30%	104,700

Ms. Groves is guaranteed 50 percent of her bonus potential for 2016; none of the other bonuses are guaranteed.

Equity‑Based Incentive Awards:  In addition to base salary, we provide long‑term stock‑based incentive awards to our executives. These stock‑based incentive awards generally consist of options to purchase shares of our common stock, and in some cases, shares of restricted stock or restricted stock units (“RSUs”). We believe that equity awards help further our compensation objectives by encouraging our executives to remain with us through at least the vesting period for these awards and providing them with an incentive to continue to focus on our long‑term financial performance and stockholder value.

Historically, our executive officers have received grants of equity awards at the time of hire or promotion, on an annual basis, and occasionally on an ad‑hoc basis. The grants of equity awards are made in accordance with our 2010 Equity Incentive Plan, as amended (the “2010 Plan”).

During the year ended December 31, 2015, we complemented the cash-based compensation for our executives with long-term equity awards. In March 2015, we granted options to purchase common stock and restricted stock units to all executives, with the exception of our chief executive officer, that vest based on completion of Company performance milestones. The equity awards in 2015 were designed to cover milestones over the two-year period that aligns with the Company’s commercialization efforts. None of the awards vested during 2015. The vesting milestones are as follows:

Performance Milestone	Stock Option Vesting	RSU Vesting

Enrollment of 110 patients in Cohort B of the FANTOM II clinical trial	30%	—
Listing of the Company’s stock on NASDAQ	—	30%
Submission of application for CE Mark of Fantom	35%	35%
Cumulative revenue from Fantom sales of $5 million	35%	35%

In September 2015, following her employment with the Company, our chief executive officer was granted stock options representing approximately five percent of our outstanding stock. These stock options vest over a four-year period, with 25 percent vesting in September 2016 and 2.08333 percent vesting each month thereafter.

Our Board awarded the following equity incentives to each of our named executive officers during 2015:

•	Regina E. Groves, Chief Executive Officer – options to purchase 1,670,000 shares of common stock (subject to vesting over a 4-year period).
•

Robert B. Stockman, former Chief Executive Officer – options to purchase 70,000 shares of common stock (subject to vesting over a 4-year period) and 50,000 RSUs (subject to vesting on May 24, 2016), both of which awards were approved by our stockholders at our 2015 Annual Meeting.

•

Katrina L. Thompson, Chief Financial Officer and Secretary – options to purchase 47,500 shares of common stock and 151,800 RSUs (both of which are subject to the performance milestone vesting schedule).

•

Jeffrey A. Anderson, SVP, Clinical and Regulatory Affairs – options to purchase 35,000 shares of common stock and 118,000 RSUs (both of which are subject to the performance milestone vesting schedule).

•	Donald K. Brandom, Ph.D., SVP, Product Development – options to purchase 35,000 shares of common stock and 118,000 RSUs (both of which are subject to the performance milestone vesting schedule).
•

Robert K. Schultz, Ph.D., President and Chief Operating Officer – options to purchase 70,000 shares of common stock and 158,400 RSUs (both of which are subject to the performance milestone vesting schedule).

We plan to continue to grant equity incentive awards, including stock options, restricted stock, and/or restricted stock units, to our executive officers upon their initial hire, following promotions, and on an annual or occasional basis. The guidelines for initial grants are based on the executive’s position and the guidelines for annual grants are designed to partially replace the number of equity awards initially granted to the executive at hiring that vest after one year. For new hires, we also will consider the executive’s background and historical compensation when determining the equity incentive to grant or award. The actual number of options or shares of stock for an executive may be higher or lower than these guidelines, based on individual performance or extraordinary achievements.

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Stock and Option Grant Practices:  All equity awards to our employees, consultants, and directors have been granted at no less than the fair market value on the date of the award or grant. The amount of realizable value related to such grants and awards is determined by our stock price following the dates of vesting and, therefore, will be determined by our financial performance in the time after award but prior to vesting. Whether the stock price moves up or down shortly after the award date is largely irrelevant for purposes of the equity awards.

The exercise price of any option grant and the value of any restricted stock or RSU award are determined by reference to the fair market value of the underlying shares, which the 2010 Plan defines as the closing price of our common stock. The closing price of our common stock is calculated in U.S. dollars based on the closing price of our CDIs traded on the ASX on the date of grant or award. However, because options have been, and will continue to be, granted at fair market value, such options only have cash value to the holder to the extent that the price of our common stock increases during the term of the option. Restricted stock awards generally have cash value equal to the current stock price.

All vesting of equity-based incentive awards is subject to continued service to the Company. All stock options granted through December 31, 2014 are exercisable at any time but, if exercised, are subject to a lapsing right of repurchase until fully vested. Options granted in 2015 generally are exercisable only after vesting. All options have a 10‑year term while the RSU have a five-year life. The restricted stock was awarded in accordance with the 2010 Plan and has vesting periods of four years, with 25 percent vesting on each annual anniversary date of the award. Additional information regarding accelerated vesting prior to, upon, or following a change in control is discussed below under “Potential Payments upon Termination or Change in Control.”

Severance and Change of Control Benefits

We have entered into employment agreements that require specific payments and benefits to certain executive officers in the event their employment is terminated following a change of control or in the event their employment is terminated without cause or by the executive for good reason. See “Employment Agreements” below.

Other Benefits

In order to attract and retain qualified individuals and pay market levels of compensation, we have historically provided, and will continue to provide, our executives with the following benefits:

•	Health Insurance – We provide each of our executives and their spouses and children the same health, dental, and vision insurance coverage we make available to our other eligible employees.
•	Life and Disability Insurance – We provide each of our executives with the same life and disability insurance as we make available to our other eligible employees.
•

Pension Benefits – We do not provide pension arrangements or post‑retirement health coverage for our executives or employees. Our executives and other eligible employees may participate in our 401(k) defined contribution plan. We currently provide matching contributions equal to 25 percent of an employee’s deferral amount, to a maximum four percent of the employee’s salary, to the statutory limits.

•	Nonqualified Deferred Compensation – We do not provide any nonqualified defined contribution or other deferred compensation plans to any of our employees.
•

Perquisites – We limit the perquisites that we make available to our executive officers. Our executives are entitled to relocation expenses on their initial hire and other benefits with de minimis value that are not otherwise available to all of our employees.

Employment Agreements

Regina E. Groves:  In August 2015, we entered into an employment agreement with Ms. Groves to serve as our Chief Executive Officer. Ms. Groves’ offer letter provided for, among other things:  (i) an annual base salary, subject to annual review; (ii) eligibility to participate in the Company’s bonus plan, with half of 2016’s bonus guaranteed, provided employment continues through December 31, 2016; (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date; (iv) reimbursement for monthly expenses of up to $3,000 for commuting and up to $3,000 for housing in San Diego until such time as Ms. Groves relocates from her residence in Minnesota to San Diego, California; (v) moving allowance of $50,000, provided relocation occurs prior to receipt of CE Mark on Fantom; (vi) reimbursement of pre-employment legal fees of up to $7,500; and (vii) four weeks of paid vacation annually. In the event Ms. Groves’ employment is terminated Without Cause or if she resigns for Good Reason (both as defined in the employment agreement), we will pay Ms. Groves severance equal to (i) 12 months of base salary and (ii) continuation in our medical and dental insurance plans for 12 months. The offer letter also provides immediate vesting of all stock options upon a Change in Control (as defined in the employment agreement).

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Robert B. Stockman:  Mr. Stockman resigned as our chief executive officer on September 18, 2015. In connection with his resignation, Mr. Stockman received a six-month severance payment, beginning October 1, 2015. Mr. Stockman continues as a member of our Board. In August 2010, we entered into an employment offer letter with Mr. Stockman to serve as our Chief Executive Officer. Mr. Stockman’s offer letter provided for, among other things:  (i) an annual base salary; (ii) eligibility to participate in the Company’s bonus plan; (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date; and, (iv) reimbursement for commuting expenses of up to $6,000 per month for travel and up to $2,500 per month for hotel expenses for regular visits from his home in Princeton, New Jersey, to the Company’s offices in San Diego, California. Upon Mr. Stockman’s resignation, any options exercised prior to vesting were subject to a repurchase right by us at the lesser of cost or fair market value, if he did not continue in service to the Company, and he was entitled to payment of severance equal to (i) six months of base salary and (ii) continuation in our medical and dental insurance plans for six months (the “severance payment”).

Katrina L. Thompson:  In October 2010, we entered into an employment offer letter with Ms. Thompson to serve as our Chief Financial Officer. Ms. Thompson’s offer letter provides for, among other things:  (i) an annual base salary subject to annual review; (ii) eligibility to participate in the Company’s bonus plan; and, (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date. In the event Ms. Thompson’s employment terminates, any options exercised prior to vesting that have not become vested will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Ms. Thompson’s employment is terminated Without Cause or if she resigns for Good Reason (both as defined in the employment offer letter), we will pay Ms. Thompson severance equal to (i) six months of base salary and (ii) continuation in our medical and dental insurance plans for six months.

Jeffrey A. Anderson:  In February 2011, we entered into an employment offer letter with Mr. Anderson, to serve as our Vice President of Clinical and Regulatory Affairs. Mr. Anderson’s offer letter provides for, among other things:  (i) an annual base salary subject to annual review; (ii) eligibility to participate in the Company’s bonus plan; and, (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date. In the event Mr. Anderson’s employment terminates, any options exercised prior to vesting that have not become vested will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Mr. Anderson’s employment is terminated Without Cause or if he resigns for Good Reason (both as defined in the employment offer letter), we will pay Mr. Anderson severance equal to (i) three months of base salary and (ii) continuation in our medical and dental insurance plans for three months.

Robert K. Schultz, Ph.D.:  In October 2010, we entered into an employment offer letter with Dr. Schultz to serve as our Chief Operating Officer. Dr. Schultz’s offer letter provides for, among other things:  (i) an annual base salary subject to annual review; (ii) eligibility to participate in the Company’s bonus plan; and, (iii) award of options to purchase shares of our common stock at an exercise price equal to the fair market value on the grant date. In the event Dr. Schultz’s employment terminates, any options exercised prior to vesting that have not become vested will be subject to a repurchase right by us at the lesser of cost or fair market value. In addition, in the event Dr. Schultz’s employment is terminated Without Cause or if he resigns for Good Reason (both as defined in the employment offer letter), we will pay Dr. Schultz severance equal to (i) six months of base salary and (ii) continuation in our medical and dental insurance plans for six months.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and, based on such review and discussion, the compensation committee recommended to the Board that it be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors on April 7, 2016:

Gordon E. Nye (Chair)

Brian H. Dovey

Robert B. Thomas

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2015 Summary Compensation Table

The following table presents the compensation provided during 2015 to our principal executive officer, our principal financial officer, and our three other most highly compensated persons serving as our executive officers as of December 31, 2015. We refer to these executive officers as our “named executive officers.”

Name & Principal Position	Year	Salary	Bonus	Stock or RSU Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Comp	All Other Comp	Total Compen- sation

Regina E. Groves (2) Chief Executive Officer	2015 2014 2013	$ 94,952 — —	$39,500 — —	$ — — —	$ 4,158,300 — —	$ — — —	$28,476 (4) — —	$ 4,321,228 — —

Robert B. Stockman(3) Former Chief Executive Officer	2015 2014 2013	294,880 370,469 359,692	— 60,000 —	194,500 — 263,625	149,100 — 469,500	— — 138,400	133,105 (5) 23,640 (5) 16,995 (5)	771,585 454,109 1,248,212

Katrina L. Thompson Chief Financial Officer and Secretary	2015 2014 2013	283,054 275,185 267,200	90,000 240,000 7,997	604,164 — 102,000	97,850 151,900 71,500	— — 95,203	5,380 (6) 5,330 (6) 5,280 (6)	1,080,448 672,415 549,180

Jeffrey A. Anderson SVP, Clinical and Regulatory Affairs	2015 2014 2013	282,077 273,654 256,923	85,000 80,000 3,997	469,640 — —	72,100 108,500 100,100	— — 73,903	5,380 (6) 5,330 (6) 5,280 (6)	914,197 467,484 440,203

Donald K. Brandom, Ph.D. SVP, Product Development	2015 2014 2013	266,192 258,731 242,923	85,000 90,000 11,050	469,640 — —	72,100 108,500 100,100	— — 66,050	2,650 (7) 2,587 (7) 1,873 (7)	895,582 459,818 421,996

Robert K. Schultz, Ph.D. President and Chief Operating Officer	2015 2014 2013	347,904 337,106 328,861	100,000 110,000 11,984	630,432 — 102,000	144,200 217,000 71,500	— — 110,416	2,730 (8) 5,330 (8) 5,280 (8)	1,225,266 669,436 630,041

____________

(1)

Amounts do not reflect compensation received by our named executive officers. Rather, the amounts represent the aggregate grant date fair value of restricted stock, RSUs, and option awards. Restricted stock and RSU values are determined by multiplying the ASX closing market price of our CDIs on the date of award, as converted to shares and U.S. dollars, by the number of shares or units awarded. The fair value of stock options is determined using the Black-Scholes option model. For the assumptions used in our valuations, see “Note 7 – Stock Based Compensation” of our notes to consolidated financial statements in the Form 10-K for the year ended December 31, 2015, as filed with the SEC.

(2)	Ms. Groves’ employment began September 23, 2015.
(3)	Mr. Stockman’s employment terminated September 18, 2015.
(4)

Consists of phone allowance of $656, commuting and housing expense reimbursements of $21,677, and legal fee reimbursements of $6,143. For additional information regarding the commuting, housing, and legal fee reimbursements, see “Employment Agreements – Regina E. Groves” above.

(5)

Consists of 401(k) matching contributions of $737, $926, and $906 for 2015, 2014, and 2013, respectively; phone allowance of $2,048 in 2015 and $2,730 in each of 2014 and 2013; commuting and living expense reimbursements of $23,470, $19,984, and $13,359 in 2015, 2014, and 2013, respectively; and, $106,850 of severance payment in 2015. For additional information regarding the commuting and living expense reimbursement and the severance payment, see “Employment Agreements – Robert B. Stockman” above.

(6)	Consists of 401(k) matching contributions of $2,650, $2,600, and $2,550 for 2015, 2014, and 2013, respectively, and a phone allowance of $2,730 in each year.
(7)	Consists of 401(k) matching contributions.
(8)	Consists of 401(k) matching contributions of $2,600 and $2,550 for 2014 and 2013, respectively, and a phone allowance of $2,730 in each year.

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Grants of Plan‑Based Awards in 2015

The following table describes the grants of plan-based awards made under our 2010 Equity Incentive Plan, as amended, to our named executive officers in 2015. There were no awards under non-equity incentive plans during 2015.

Name	Award Type	Grant Date	RSU Award: Number of Securities Under- lying RSU (1)	Option Award: Number of Securities Under-lying Option	Exercise Price of Option Award	Grant Date Fair Value (3) of RSU and Option Awards

Regina E. Groves Chief Executive Officer	Options RSUs	9/24/15 —	— —	1,670,000 (1) —	$ 4.65 —	$ 4,185,300 —

Robert B. Stockman Former Chief Executive Officer	Options RSUs	5/27/15 5/27/15	— 70,000 (2)	50,000 (1) —	3.90 —	149,100 194,500

Katrina L. Thompson Chief Financial Officer and Secretary	Options RSUs	3/9/15 3/9/15	— 151,800 (3)	47,500 (3) —	4.00 —	97,850 604,164

Jeffrey A. Anderson SVP, Clinical and Regulatory Affairs	Options RSUs	3/9/15 3/9/15	— 118,000 (3)	35,000 (3) —	4.00 —	72,100 469,640

Donald K. Brandom, Ph.D. SVP, Product Development	Options RSUs	3/9/15 3/9/15	— 118,000 (3)	35,000 (3) —	4.00 —	72,100 469,640

Robert K. Schultz, Ph.D. President and Chief Operating Officer	Options RSUs	3/9/15 3/9/15	— 158,400 (3)	70,000 (3) —	4.00 —	144,200 630,432

____________

(1)	Options vest over four years with 25% vesting on the first anniversary of the vesting commencement date and the remaining 75% vesting in equal monthly installments over the subsequent 36-month period.
(2)	Mr. Stockman’s RSUs vest in full on 5/24/16.
(3)	RSUs and options vest upon achievement of performance milestones (see “Equity–Based Incentive Awards” above).
(4)

The fair value of RSUs and stock options disclosed herein is equal to the aggregate fair value on the date of award or grant, based on the ASX closing market price of our CDIs on the date of grant, as converted to shares and U.S. dollars; stock option value is determined using the Black-Scholes option model. For the assumptions used in our valuations, see “Note 7 – Stock Based Compensation” of our notes to consolidated financial statements in the Form 10-K for the year ended December 31, 2015, as filed with the SEC.

2015 Option Exercises and Vesting of Restricted Stock

The table below sets forth the options exercised and restricted stock that vested during 2015 for each of our named executive officers; no RSUs vested during 2015. The value realized upon the exercise of stock options is calculated as the difference between the ASX closing market price of our common stock on the date of exercise, as converted to shares and U.S. dollars, and the exercise price of the option. The value realized upon vesting of restricted stock awards is calculated by multiplying the number of shares shown as vesting in the table by the ASX closing market price of our common stock on the date of vesting, as converted to shares and U.S. dollars.

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Valued Realized on Vesting

Regina E. Groves, CEO	—	$ —	—	$ —

Robert B. Stockman, former CEO	—	—	11,875	46,300

Katrina L. Thompson, CFO and Secretary	—	—	9,125	31,800

Jeffrey A. Anderson, SVP	—	—	—	—

Donald K. Brandom, Ph.D., SVP	50,000	135,200	—	—

Robert K. Schultz, Ph.D., President and COO	80,000	172,640	9,125	31,800

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Outstanding Equity Awards at December 31, 2015

The following comprises outstanding equity awards held by our named executive officers at December 31, 2015.

	Option Awards				Stock Awards
Name	# of Securities Underlying Unexercised Options Exercisable	# of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price (per share)	Option Expiration Date	Number of Shares or RSUs that have not Vested	Market Value (13) of Shares or RSUs that have not Vested

Regina E. Groves, CEO	—	1,670,000 (6)	$ 4.65	9/24/25	—	$ —

Robert B. Stockman Former CEO	750,000 (1) 150,000 (2) —	— — 70,000 (7)	11.00 5.55 3.90	10/21/20 5/29/23 5/27/25	23,750 (9) 50,000 (10)	149,221 314,150

Katrina L. Thompson CFO and Secretary	71,425 (1) 190,000 (1) 84,500 (3) 25,000 (4) 70,000 (5) —	— — — — — 47,500 (8)	1.40 11.00 5.80 5.10 3.80 4.00	11/20/18 10/21/20 7/17/22 1/14/23 1/20/24 3/9/19	4,125 (11) 10,000 (12) 151,800 (8)	25,917 62,830 953,759

Jeffrey A. Anderson SVP	50,000 (1) 62,500 (3) 35,000 (4) 50,000 (5) —	— — — — 35,000 (8)	13.70 5.80 5.10 3.80 4.00	3/15/21 7/17/22 1/14/23 1/20/24 3/919	118,000 (8)	741,394

Donald K. Brandom, Ph.D. SVP	50,000 (1) 75,000 (1) 82,500 (3) 35,000 (4) 50,000 (5) —	— — — — — 35,000 (8)	1.40 13.70 5.80 5.10 3.80 4.00	11/20/18 3/15/21 7/17/22 1/14/23 1/20/24 3/919	118,000 (8)	741,394

Robert K. Schultz, Ph.D. President and COO	130,000 (1) 215,000 (1) 84,500 (3) 25,000 (4) 100,000 (5) —	— — — — — 70,000 (8)	1.40 11.00 5.80 5.10 3.80 4.00	11/20/18 10/21/20 7/17/22 1/14/23 1/20/24 3/9/19	4,125 (11) 10,000 (12) 158,400 (8)	25,917 62,830 995,227

____________

(1)	Options were 100% vested as of December 31, 2015.
(2)	Options vest 25% on May 29, 2014 and in equal monthly installments for a period of 36 months thereafter.
(3)	Options vest 25% on July 17, 2013 and in equal monthly installments for a period of 36 months thereafter.
(4)	Options vest 25% on January 14, 2014 and in equal monthly installments for a period of 36 months thereafter.
(5)	Options vest 25% on January 20, 2015 and in equal monthly installments for a period of 36 months thereafter.
(6)	Options vest 25% on September 24, 2016 and in equal monthly installments for a period of 36 months thereafter.
(7)	Options vest 25% on May 27, 2016 and in equal monthly installments for a period of 36 months thereafter.
(8)	Options and RSUs vest upon achievement of performance milestones; see “Equity–Based Incentive Awards” above for vesting schedule.
(9)	11,875 shares of restricted stock vest on each of May 29, 2016 and May 29, 2017.
(10)	Restricted stock vests on May 24, 2016.
(11)	Shares of restricted stock vest on July 17, 2016.
(12)	5,000 shares of restricted stock vest on each of January 14, 2016 and January 14, 2017.
(13)	Market value is calculated based on the ASX closing price of our CDIs as of December 31, 2015, as converted to shares and U.S. dollars.

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Potential Payments upon Termination or Change in Control

The table below describes the potential payments or benefits to our named executive officers under the arrangements discussed above, for various scenarios involving a change of control or termination of employment of each of our named executive officers, assuming a December 31, 2015 termination date. In the case of Mr. Stockman where termination has occurred, the table reflects actual termination payments made through December 31, 2015 and those remaining to be paid in 2016. Please see the employment offer letters described in “Employment Agreements” for additional information.

Name	Base Salary	Health Insurance	Stock Option Vesting (2)	Total

Regina E. Groves, CEO Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control Change in Control, without Termination	$ 395,000 395,000 395,000 —	$ — (1) — (1) — (1) —	— — 2,727,110 (3) 2,727,110 (3)	$ 395,000 395,000 3,122,110 2,272,110

Robert B. Stockman, former CEO Termination Without Cause – paid in 2015 Termination Without Cause – to be paid in 2016	102,846 88,154	4,004 4,004	— —	106,850 92,158

Katrina L. Thompson, CFO and Secretary Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	142,000 142,000 —	3,358 3,358 —	— — —	145,358 145,358 —

Jeffrey A. Anderson, SVP Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	70,750 70,750 —	5,454 5,454 —	— — —	76,204 76,204 —

Donald K. Brandom, Ph.D., SVP Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	— — —	— — —	— — —	— — —

Robert K. Schultz, Ph.D., President and COO Termination Without Cause Termination for Good Reason Qualifying Termination after Change of Control	174,750 174,750 —	7,327 7,327 —	— — —	182,077 182,077 —

____________

(1)

Per the terms of her employment agreement, Ms. Groves is entitled to 12 months of continuing medical and dental coverage; however, she currently has elected to waive participation in the Company’s medical and dental benefits.

(2)

Represents the value of shares of common stock subject to options that would accelerate upon a termination of the executive’s employment or a Change in Control. The amount indicated in the table is calculated as the spread value of the options subject to accelerated vesting on December 31, 2015, assuming a price per share of $6.283, calculated based on the closing price of REVA’s common stock traded in the form of CDIs on the ASX.

(3)

Per the terms of Ms. Groves’ employment agreement, all stock options shall immediately vest upon a Change in Control (as defined in the employment agreement). A total of 1,670,000 options with an exercise price of $4.65 per share remained unvested as of December 31, 2015.

Non‑Executive Director Compensation

In October 2010, our Board adopted our Independent Director Compensation Policy, pursuant to which non‑executive directors will be compensated for their services on our Board. Pursuant to the policy:

•	each non‑executive director will receive an annual fee of $35,000 payable as cash compensation for the director’s service during the year; and
•	the Chair of each committee will receive an additional annual fee of $5,000 as cash compensation for the Chair’s service during the year.

Additionally, at their October 2015 meeting, the Board established compensation for the Company’s non-executive chairman as follows:

•	in place of the $35,000 annual director fee, the non‑executive chairman of the Board will receive an annual fee of $50,000 payable as cash compensation for the chairman’s service during the year; and
•	the non-executive chairman of the Board will receive double the annual equity grant made to directors.

The fees payable pursuant to the Independent Director Compensation Policy are payable quarterly within thirty days of the beginning of each quarter.

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In addition, under the Independent Director Compensation Policy each director may receive an annual equity award, either a grant of options to purchase shares of our common stock or an award of restricted stock units, at the discretion of the Board. Any such grant or award will be subject to stockholder approval in accordance with ASX Listing Rules. Any option grants to directors will have an exercise price per share determined at the fair market value on the date of grant. Any options granted during and prior to the year ended December 31, 2013 vest over four years, with 25 percent of options vesting one year from the date of the grant, and 75 percent of options vesting in equal monthly installments over the subsequent 36‑month period. In January 2014, our Board revised the vesting policy such that any options granted in 2014 and after will vest in quarterly installments over a 12-month period beginning on the three month anniversary of the grant date. Options exercised prior to vesting, if any, will be subject to a repurchase right by us until fully vested at the lesser of cost or fair market value.

Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending Board meetings and any committee meetings on which he or she serves as a committee member.

The following table presents compensation to our non-executive directors during the year ended December 31, 2015. Employee directors do not receive compensation for their services as directors.

Name	Board Fees Earned or Paid in Cash	Other Cash Payments	Option Awards (1)	RSU Awards (1)	Total

Dr. Ross A. Breckenridge (2)	$ 35,242	$ —	$ 63,900	$ 58,350	$ 157,492
Brian H. Dovey	35,000	—	—	58,350	93,350
R. Scott Huennekens (3)	31,667	—	63,900	58,350	153,917
Anne J. Keating	40,000	—	—	58,350	98,350
Gordon E. Nye	40,000	87,500 (5)	—	136,150	263,650
Robert B. Stockman (4)	12,500	—	—	—	12,500
Robert B. Thomas	37,500	—	—	58,350	95,850

____________

(1)

Amounts do not reflect compensation received by our directors. Rather, the amounts represent the aggregate grant date fair value of option and RSU awards. The fair value of options is determined using the Black-Scholes option model. For the assumptions used in our valuations, see “Note 7 – Stock Based Compensation” of our notes to consolidated financial statements in the Form 10-K for the year ended December 31, 2015, as filed with the SEC.

(2)	Dr. Breckenridge was appointed to our board on January 28, 2015.
(3)	Mr. Huennekens was appointed to our board on March 25, 2015.
(4)	Mr. Stockman was our chief executive officer until September 18, 2015, when he became our non-executive Chairman; he was not eligible to receive non-executive board fees prior to that date.
(5)

In January 2015 our Board approved a one-time cash payment to Mr. Nye as compensation for consulting services provided to the Board during the period August 2014 through January 2015. This consulting compensation was in excess of director fees.

The following table presents the number of stock options granted and RSUs awarded under our 2010 Equity Incentive Plan, as amended, to our non-executive directors in accordance with ASX Listing Rule 10.14 following receipt of stockholder approval at each of our three most recent Annual Meetings. No RSUs were granted in 2013 or 2014. All grants and awards were for nil consideration. Each option allows a director to purchase one share of our common stock and each RSU entitles a director to one share of our common stock upon vesting.

	Date of Stock Option Grant			RSU Award	Total Equity
Name	May 29, 2013	May 12, 2014	May 27, 2015	May 27, 2015	Awards

Dr. Ross A. Breckenridge	—	—	30,000 (2)	15,000	45,000
Brian H. Dovey	15,000	15,000	—	15,000	45,000
R. Scott Huennekens	—	—	30,000 (2)	15,000	45,000
Anne J. Keating	15,000	15,000	—	15,000	45,000
Gordon E. Nye	15,000	15,000	—	35,000 (3)	65,000
Robert B. Stockman (1)	—	—	—	—	—
Robert B. Thomas	15,000	15,000	—	15,000	45,000

____________

(1)	Mr. Stockman was an executive board member through September 18, 2015 and, therefore, not eligible for non-executive director equity awards at the time of our three most recent Annual Meetings.
(2)	Initial option grants following appointment to Board.
(3)	Mr. Nye was awarded 20,000 RSUs in addition to the annual non-executive director award as a result of his providing services to the Board in excess of standard Board requirements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information about the beneficial ownership of our common stock (as converted and aggregated for any holdings in the form of CHESS Depositary Interests) as of April 7, 2016 by:

•	each stockholder known to beneficially own five percent or more of our stock (“principal stockholders”);
•	each of our directors;
•	each of our named executive officers; and,
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned and the percentage ownership by a person or entity, shares of common stock subject to options, warrants, or other conversions held by that person or entity that are currently exercisable or exercisable within 60 days of April 7, 2016 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person or entity. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each beneficial owner named in the table has sole voting and investment power with respect to the shares set forth opposite such owner’s name, based on information provided to us by such stockholders. Except as otherwise indicated, the address of each stockholder is c/o REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percent of Common Stock (1)

Principal Stockholders:
Senrigan Master Fund (2)	11,518,308	23.9%
Goldman Sachs International (3)	10,128,078	21.0%
Domain Partners (4)	3,691,188	8.7%
Elliott Associates, L.P. (5)	3,227,031	7.6%
Saints Capital Everest, L.P. (6)	3,223,513	7.6%
Brookside Capital Partners Fund, L.P. (7)	2,965,022	7.0%
Stephen Feinberg (8)	2,884,426	6.8%
Medtronic, Inc. (9)	2,635,479	6.2%

Directors and Named Executive Officers:
Regina E. Groves	925	*
Katrina L. Thompson (10)	590,250	1.4%
Jeffrey A. Anderson (11)	208,500	*
Donald K. Brandom, Ph.D. (12)	383,050	*
Robert K. Schultz, Ph.D. (13)	892,000	2.1%
Dr. Ross A. Breckenridge (14)	23,500	*
Brian H. Dovey (15)(16)	3,811,188	8.9%
R. Scott Huennekens (14)	22,500	*
Anne Keating (16)(17)	141,482	*
Gordon E. Nye (18)	973,131	2.3%
Robert B. Stockman (19)	3,036,336	7.0%
Robert Thomas (16)(20)	197,000	*

All directors and executive officers as a group (14 persons)	10,609,337	23.2%

____________

*	Indicates beneficial ownership of less than 1% of our shares of common stock
(1)

Number of shares owned as shown both in this table and the accompanying footnotes and percentage ownership is based on 42,535,986 shares of common stock (which is equivalent to 425,359,860 CDIs) outstanding on April 7, 2016.

(2)

Based on information contained in Schedule 13G filed on February 16, 2016, filed by Senrigan Capital Group Limited, a Hong Kong private company (“Senrigan Capital”), Senrigan Capital Management Limited (“SCM”), and Nick Taylor, each with respect to the Company’s common stock (“Shares”). Nick Taylor is the majority owner of SCM. Senrigan Master Fund is an investment vehicle managed by Senrigan Capital. By virtue of this relationship, Senrigan Capital, SCM and Mr. Taylor may be deemed to beneficially own the shares held by Senrigan Master Fund. The business address of the Senrigan Master Fund is Ugland House, Grand Cayman, KY-1104, Cayman Islands. The number of shares of common stock beneficially owned by Senrigan Master Fund includes 5,753,078 shares issuable on conversion of the Notes held by it.

(3)

Based on information contained in Schedule 13G filed on February 16, 2016. Goldman Sachs International is an operating unit of The Goldman Sachs Group, Inc. (“GSG”) and GSG may be deemed to beneficially own the securities held by Goldman Sachs International (together with GSG, the “GS Reporting Units”). The GS Reporting Units disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the GS Reporting Units or their employees have voting or investment discretion or both, or with respect to which there are limits on their voting or investment authority or both and (ii) certain investment entities of which the GS Reporting Units act as the general partner, managing general partner, or other manager, to the extent interests in such entities are held by persons other than the GS Reporting Units. The address of Goldman Sachs International is c/o Goldman Sachs (Asia) L.L.C. 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong. The number of shares of common stock beneficially owned by Goldman Sachs International includes 5,753,078 shares issuable on conversion of the Notes held by it.

-  39  -

(4)

The address of Domain Partners is One Palmer Square, Suite 515, Princeton, NJ 08542. 3,606,002 of the shares of common stock are held directly by Domain Partners V, L.P. and 85,186 of the shares are held directly by DP V Associates, L.P. One Palmer Square Associates V, L.L.C. is the general partner of Domain Partners V, L.P. and DP V Associates L.P. The managing members of One Palmer Square Associates V, L.L.C. share voting and dispositive power with respect to the shares. The managing members of One Palmer Square Associates V, L.L.C. consist of James C. Blair, Brian H. Dovey, and Jesse I. Treu. Each of these individuals disclaims beneficial ownership except to the extent of their respective pecuniary interest therein.

(5)

The address of Elliott Associates, L.P. is 40 West 57th Street, 30th Floor, New York, NY 10019. Elliott Associates, L.P. has voting and dispositive power with respect to the shares. The general partners of Elliott Associates, L.P. are Paul E. Singer (“Singer”), Elliott Capital Advisors, L.P., a Delaware limited partnership (“Capital Advisors”), which is controlled by Singer, and Elliott Special GP, LLC, a Delaware limited liability company (“Special GP”), which is controlled by Singer.

(6)

The address of Saints Capital Everest, L.P. is 2020 Union Street, San Francisco, CA 94123. Saints Capital Everest, LLC is the general partner of Saints Capital Everest, L.P. and has voting and dispositive power with respect to the shares. The managing members of Saints Capital Everest, LLC consist of Scott Halsted, Ken Sawyer, and David Quinlivan. Each of these individuals disclaims beneficial ownership except to the extent of their respective pecuniary interest therein.

(7)

The address of Brookside Capital Partners Fund, L.P. is John Hancock Tower, 200 Clarendon St., Boston, MA 02116. 2,783,204 of the shares are held directly by Brookside Capital Partners Fund, LP and 181,818 of the shares are held by Brookside Capital Trading Fund L.P.

(8)

The address for Stephen Feinberg is c/o Cerberus Capital Management, L.P., 875 Third Avenue, New York, NY 10022. Cerberus America Series Two Holdings, LLC holds 27,232 of the shares, Cerberus International, Ltd. holds 1,036,056 shares, Cerberus Partners, L.P. holds 436,491 shares, Cerberus Series Four Holdings, LLC holds 1,089,068 shares, and Gabriel Assets, LLC holds 295,579 shares (collectively, we refer to these five entities holding our securities as the “Cerberus Entities”). Stephen Feinberg, through one or more entities, possesses the sole power to vote and direct the disposition of all securities of REVA held by the Cerberus Entities.

(9)

Based on information contained in Schedule 13G filed on February 16, 2016. Medtronic, Inc. is a wholly-owned subsidiary of Medtronic plc. Medtronic plc may be deemed to beneficially own all shares held by Medtronic, Inc. The address of Medtronic, Inc. is 710 Medtronic Parkway, Minneapolis, MN 55432.

(10)	Includes options to purchase 455,175 shares that are immediately exercisable
(11)	Includes options to purchase 208,000 shares that are immediately exercisable.
(12)	Includes options to purchase 303,000 shares that are immediately exercisable.
(13)	Includes 5,000 shares held by the Schultz Family Trust. Also includes options to purchase 575,500 shares that are immediately exercisable.
(14)	Includes 15,000 RSUs and options to purchase 7,500 shares that vest within 60 days of April 7, 2016.
(15)

Includes 3,606,002 shares of common stock held by Domain Partners V, L.P. and 85,186 shares of common stock held by DP V Associates, L.P. One Palmer Square Associates V, L.L.C. is the general partner of Domain Partners V, L.P. and DP V. Associates L.P. and has voting and dispositive power with respect to the shares. The managing members of One Palmer Square Associates V, L.L.C. consist of James C. Blair, Brian H. Dovey, and Jesse I. Treu. Mr. Dovey disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(16)	Includes options to purchase 105,000 shares that are immediately exercisable and 15,000 RSUs that vest within 60 days of April 7, 2016.
(17)

Includes 21,482 shares held by Stratford Gem Pty Ltd., as trustee for the Anne Keating Super Fund. Ms. Keating is the beneficial owner and has voting and dispositive power with respect to these shares.

(18)	Includes 35,000 RSUs that vest within 60 days of April 7, 2016.
(19)

Includes 1,347,070 shares of common stock held by Kenneth Rainin Administrative Trust U/D/T Dated 3/26/1990 and 227,718 shares held by Mr. Stockman’s spouse Lisa Stockman. Mr. Stockman, along with Jennifer Rainin, are co-trustees of the Kenneth Rainin Administrative Trust U/D/T Dated 3/26/1990 and have voting and dispositive power with respect to these shares. Mr. Stockman disclaims beneficial ownership except to the extent of his pecuniary interest therein. Includes options to purchase 970,000 shares that are immediately exercisable and 50,000 RSUs and options to purchase 17,500 shares that vest within 60 days of April 7, 2016.

(20)	Includes 77,500 shares held by two superannuation funds established by Mr. Thomas. Mr. Thomas is the beneficial owner and has voting and dispositive power with respect to these shares.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of our Company. Officers, directors, and greater than ten percent beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon information furnished to us and contained in reports filed with the SEC, as well as any written representations that no other reports were required, we believe that all required reports were timely filed during 2015.

RELATED PARTY TRANSACTIONS

Policy for Approval of Related Party Transactions

Pursuant to the written charter of our audit committee, the audit committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than five percent of our securities, immediate family members of the foregoing persons, and any other persons whom our Board determines may be considered related parties, has or will have a direct or indirect material interest. If advanced approval is not feasible, the audit committee has the authority to ratify a related party transaction at the next audit committee meeting. For purposes of our audit committee charter, a material interest is deemed to be any consideration received by such a party in excess of $120,000 per year.

In reviewing and approving such transactions, the audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the Chair of the audit committee in respect of any transaction in which the expected amount is less than $250,000. No related party transaction may be entered into prior to the completion of these procedures.

The audit committee or its Chair, as the case may be, shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the Chair determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the material terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to the related party and the nature of our relationship with the related party, the significance of the transaction to us, and whether the transaction would be likely to impair (or create an appearance of impairing) the judgment of a director or executive officer to act in our best interest. No member of the audit committee may participate in any review, consideration, or approval of any related party transaction with respect to which the member or any of his or her immediate family members is the related party, except that such member of the audit committee will be required to provide all material information concerning the related party transaction to the audit committee.

Certain transactions with related parties will be subject to stockholder approval in accordance with ASX Listing Rules, including but not limited to, any issuances of securities to related parties.

Related Person Transactions

During our fiscal year ended December 31, 2015, there were no transactions, or currently proposed transactions, in which we were or are to be a participant involving an amount exceeding $120,000, and in which any related person had or will have a direct or indirect material interest, other than the compensation arrangements with directors and executive officers, which are described under the “Executive Compensation” section.

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ADDITIONAL INFORMATION

Stockholder Proposals for 2017 Annual Meeting

Stockholders interested in submitting a proposal for consideration at our 2017 Annual Meeting must do so by sending such proposal to our Corporate Secretary at REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2017 Annual Meeting is December 31, 2016 (U.S. Pacific Time). Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2017 Annual Meeting, any such stockholder proposal must be received by our Corporate Secretary on or before December 31, 2016 (U.S. Pacific Time), and comply with the procedures and requirements set forth in Rule 14a‑8 under the Securities Exchange Act of 1934, as well as the applicable requirements of our amended and restated bylaws. Any stockholder proposal received after December 31, 2016 (U.S. Pacific Time) will be considered untimely, and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a‑8 must properly submit such a proposal in accordance with our amended and restated bylaws.

Our amended and restated bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive offices not less than 90 days no more than 120 days prior to the anniversary date of the preceding year’s Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2017 Annual Meeting, such a proposal must be received by the Company on or after January 25, 2017 (U.S. Pacific Time) but no later than February 24, 2017 (U.S. Pacific Time). If the date of the 2017 Annual Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the 2017 Annual Meeting, notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made.

Householding of Annual Meeting Materials

We have adopted “householding,” a procedure approved by the SEC under which our stockholders who share an address will receive a single copy of the Annual Report and Proxy Statement, or a single notice addressed to those stockholders. This procedure reduces printing costs and mailing fees, while also reducing the environmental impact of the distribution. If you reside at the same address as another stockholder and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to:  REVA Medical, Inc., 5751 Copley Drive, San Diego, California 92111, U.S.A. Attention:  Investor Relations; by calling, (858) 966-3045; or, by e-mailing to IR@revamedical.com. Upon your request, we will promptly deliver a separate copy to you. The Proxy Statement and our Annual Report are also available at www.envisionreports.com/RVA.

OTHER BUSINESS

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By order of the Board of Directors,

/s/  Katrina L. Thompson

Katrina L. Thompson

Chief Financial Officer and Secretary

All of our filings made with the ASX and SEC, including Forms 10‑K, 10‑Q, and 8‑K are available on our website free of charge. These materials can be found in the “Investors” section of our website at www.revamedical.com under “ASX Announcements” and “SEC Filings”. Copies of our Annual Report for the fiscal year ended December 31, 2015, including financial statements, filed with the SEC and ASX, are also available without charge to stockholders upon written request addressed to:

Corporate Secretary

REVA Medical, Inc.

5751 Copley Drive

San Diego, California  92111  U.S.A.

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PRELIMINARY COPY

Admission Ticket Electronic Voting Instructions REVA Medical, Inc. You can vote by Internet or telephone! Annual General Meeting of Stockholders Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR Proxies submitted by the Internet or telephone must be received by 1:30 a.m., Central Time, on May 24, 2016.VOTE BY INTERNET Log on to the Internet and go to www.envisionreports.com/RVA Follow the steps outlined on the secured website.VOTE BY TELEPHONE Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone Using a black ink pen, mark your votes with an X as shown in telephone. There is NO CHARGE to you for the call.this example. Please do not write outside the designated areas. Follow the instructions in the recorded message. Annual Meeting Proxy Card[Control Number] IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Proposals – The Board Recommends a vote FOR the two nominees for director and FOR Proposals 2 through 4 and Proposals 6 through 19, except for Dr. Ross A. Breckenridge with respect to proposals 6 and 13 only; Brian H. Dovey with respect to Proposals 7 and 14 only; R. Scott Huennekens with respect to Proposals 8 and 15 only; Anne J. Keating with respect to Proposals 9 and 16 only; Gordon E. Nye with respect to Proposal 10 and 17 only; Robert B. Stockman with respect to Proposals 11 and 18 only; and, Robert B. Thomas with respect to Proposals 12 and 19 only; all of who abstain from making a recommendation on those Proposals due to their personal interests in those Proposals. In addition, none of our Directors make a recommendation with respect to Proposal 5 due to their personal interest in the proposal. 1.To elect the two Class III directors named in the Proxy Statement to hold office for a term of three years:FOR WITHHOLD 01 Dr. Ross A. Breckenridge 02 Robert B. Stockman FOR AGAINSTIN ABSTAIN 2.To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 3.To approve the issuance of equity securities of up to 10% of the issued capital of the company on the terms and conditions set forth in the Proxy Statement 4. To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2015, as set forth in the Proxy Statement 5.For purposes of ASX Listing Rule 10.17, to approve the increase in the total aggregate annual directors’ fees payable to all non-executive directors of the Company from US$300,000 to US$ 450,000 6.For the purposes of ASX Listing Rule 10.14, to approve the grant of 11,800 options to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement 7.For the purposes of ASX Listing Rule 10.14, to approve the grant of 11,800 options to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement 8.For the purposes of ASX Listing Rule 10.14, to approve the grant of 11,800 options to R. Scott

Huennekens on the terms and conditions set forth in the Proxy Statement 9.For the purposes of ASX Listing Rule 10.14, to approve the grant of 11,800 options to Anne J. Keating on the terms and conditions set forth in the Proxy Statement

PRELIMINARY COPY

FOR AGAINST ABSTAIN 1. For the purposes of ASX Listing Rule 10.14, to approve the grant of 11,800 options to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement 2. For the purposes of ASX Listing Rule 10.14, to approve the grant of 11,800 options to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement 3. For the purposes of ASX Listing Rule 10.14, to approve the grant of 11,800 options to Robert B. Thomas on the terms and conditions set forth in the Proxy Statement 4. For the purposes of ASX Listing Rule 10.14, to approve the award of 6,300 restricted stock units to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement 5. For the purposes of ASX Listing Rule 10.14, to approve the award of 6,300 restricted stock units to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement; 6. For the purposes of ASX Listing Rule 10.14, to approve the award of 6,300 restricted stock units to R. Scott Huennekens on the terms and conditions set forth in the Proxy Statement; 7. For the purposes of ASX Listing Rule 10.14, to approve the award of 6,300 restricted stock units to Anne J. Keating on the terms and conditions set forth in the Proxy Statement 8. For the purposes of ASX Listing Rule 10.14, to approve the award of 6,300 restricted stock units to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement 9. For the purposes of ASX Listing Rule 10.14, to approve the award of 6,300 restricted stock units to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement 10. For the purposes of ASX Listing Rule 10.14, to approve the grant of 6,300 options to Robert B.

Thomas on the terms and conditions set forth in the Proxy Statement Authorized Signatures – This section must be completed for your vote to be counted – Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) – Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box. Other Matters Regina E. Groves and/or Katrina L. Thompson, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of REVA Medical, Inc. to be held on Thursday, 26 May 2016 Australian Eastern Standard Time, or at any postponement or adjournment thereof. Shares represented by this Proxy Card will be voted by the proxies in accordance with the stockholder’s instructions in this Proxy Card. If no such instructions are indicated, the proxies will have authority to vote in favor of (i.e., “FOR”) Proposals 1 through 19. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Non-Voting Items Change of Address – Please print new address. Comments NOTICE OF 2016 ANNUAL GENERAL MEETING OF STOCKHOLDERS To Be Held 26 May 2016 (Australian Eastern Standard Time) May 25, 2016 (U.S. Pacific Daylight Time)

PRELIMINARY COPY

REVA REVA Medical, Inc. ARBN 146 505 777 000001 000 RVA MR SAM SAMPLE Lodge your vote: Online: www.investorvote.com.au By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne Victoria 3001 Australia Alternatively you can fax your form to (within Australia) 1800 783 447 (outside Australia) +61 3 9473 2555FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 For Intermediary Online subscribers only (custodians) www.intermediaryonline.com For all enquiries call: (within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 CDI Voting Instruction Form Vote online or view the proxy statement and annual report, 24 hours a day, 7 days a week. www.investorvote.com.au Cast your vote Your secure access information is: Control Number: 999999 Access the proxy statement/annual report SRN/HIN: I9999999999 PIN 99999 Review and update your securityholding PLEASE NOTE: For security reasons it is important that you keep your SRN HIN confidential. For your vote to be effective it must be received by 4:30pm (Australian Eastern Standard Time) on Tuesday, 24 May 2016 How to Vote on Items of Business Ten (10) CHESS Depositary Interests (CDIs) are equivalent to one share of common stock in REVA Medical, Inc., so that every 10 (ten) CDIs you own as at 4:30pm on 8 April 2016 Australian Eastern Daylight Time (11:30pm on April 7, 2016 U.S. Pacific Daylight Time) entitles you to one vote. You can vote by completing, signing and returning your CDl Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CDI votes and to vote on the underlying shares. Signing Instructions Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company Please sign in the boxes provided, which state the office held by the signatory (i.e. Sole Director, Sole Company Secretary or Director and Company Secretary). Delete titles as applicable. Comments & Questions: If you have any comments or questions for REVA Medical, Inc, please write them on a separate sheet of paper and return with this form. GO ONLINE TO VOTE or turn over to complete the form

PRELIMINARY COPY

MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Change of address. If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes. I 9999999999 IND CDl Voting Instruction Form Please mark IXI to indicate your directions Step 1 CHESS Depositary Nominees will vote as directed XX Voting Instructions to CHESS Depositary Nominees Pty Ltd I/we being a holder of CHESS Depositary Interests of REVA Medical, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding in accordance with the following directions at the 2016 Annual General Meeting of REVA Medical, Inc. to be held at the AGL Theatre, Museum of Sydney, located at the corner of Bridge and Phillip Streets, Sydney NSW 2000 on Thursday, 26 May 2016 at 10:30am Australian Eastern Standard Time (5:30pm on Wednesday, May 25, 2016 U.S. Pacific Daylight Time) and at any adjournment or postponement of that meeting. By submitting this CDl Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting. Step 2 Items of Business PLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary Nominees Ply Ltd not to vote on your behalf on a show of hands or a poll and your votes will not be counted In computing the required majority. ORDINARY BUSINESS 1. To elect the two Class Ill directors named in the Proxy Statement to hold office for a term of three years: 01-Dr.Ross A. Breckenridge 02-Robert B. Stockman 2. To ratify the appointment of Grant Thornton LLP for the year ending December 31, 2016 3. To approve the issuance of equity securities of up to 10% of the issued capital of the company 4. To approve, on an advisory basis, the compensation of the named executive officers for the year ended December 31, 2015 5. To approve the increase in the total aggregate annual directors' fees payable to all non-executive directors to US$ 450,000 450,000 450,000 6. To approve the grant of 11,800 options to purchase 11,800 shares of common stock to Dr. Ross A. Breckenridge 7. To approve the grant of 11,800 options to purchase 11,800 shares of common stock to Brian H. Dovey 8. To approve the grant of 11,800 options to purchase 11,800 shares of common stock to R. Scott Huennekens. 9. To approve the grant of 11,800 options to purchase 11,800 shares of common stock to Anne J. Keating 10. To approve the grant of 11,800 options to purchase 11,800 shares of common stock to Gordon E. Nye 11. To approve the grant of 11,800 options to purchase 11,800 shares of common stock to Robert B. Stockman 12. To approve the grant of 11,800 options to purchase 11,800 shares of common stock to Robert B. Thomas 13. To approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Dr. Ross A. Breckenridge 14. To approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Brian H. Dovey 15. To approve the award of 6,300 restricted stock units for 6,300 shares of common stock to R. Scott Huennekens 16. To approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Anne J. Keating 17. To approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Gordon E. Nye 18. To approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Robert B. Stockman 19. To approve the award of 6,300 restricted stock units for 6,300 shares of common stock to Robert B. Thomas FOR AGAINST ABSTAIN Sign Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director and Sole Company Secretary Director Director/Company Secretary Contact Name Contact Daytime Telephone Date RVA198432A Computershare